UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

STARFIGHTERS SPACE, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

__________

STARFIGHTERS SPACE, INC.

505 Odyssey Way, Suite 101, Kennedy Space Center, Florida, 32953, U.S.A.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on December 17, 2026

Dear Stockholder:

The annual meeting of stockholders (the "Annual Meeting") of Starfighters Space, Inc. (the "Company") will be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, on December 17, 2026, at 10:00 a.m. (Pacific Time).

At the Annual Meeting stockholders will be asked to:

1. elect Tim Franta, Sean Bromley, Brian Goldmeier and Geoffrey P. Hickman to act as the directors of the Company;

2. ratify the appointment of CBIZ CPAs P.C., as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026;

3. approve the Company's 2026 Stock Incentive Plan;

4. transact any other business properly brought before the Annual Meeting or any adjournment thereof.

On or about November 3, 2026, the Company will mail to all stockholders of record as of October 27, 2026 (the "Record Date"), a Notice of Internet Availability of Proxy Materials (the "Notice"). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, Proxy Card and our Annual Report to Security Holders for the fiscal year ended December 31, 2025 (the "Annual Report"), on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents. Our Annual Report, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record of the Company's common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company's common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card.  Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Annual Meeting. If you are a stockholder of record, your ownership of the Company's common stock will be verified against the list of stockholders of record as of the Record Date, prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of common stock in "street name" (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to October 27, 2026, and a copy of the voting instruction card provided by your broker, bank or nominee or similar evidence of ownership.

By Order of the Board of Directors

STARFIGHTERS SPACE, INC.

/s/ Tim Franta
Tim Franta
Chief Executive Officer

Dated: November 3, 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 2026:

The Proxy Statement and form of Proxy, as well as the
Company's Annual Report for the fiscal year ended December 31, 2025 are available on the Internet at:

www.proxyvote.com

_________

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STARFIGHTERS SPACE, INC.

505 Odyssey Way, Suite 101, Kennedy Space Center, Florida, 32953, U.S.A.
(tel: 321-261-0900)

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

To be held on December 17, 2026

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

General

This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Starfighters Space, Inc. ("we", "us", "our" or the "Company") for use in connection with our annual meeting of our stockholders (the "Annual Meeting") to be held on December 17, 2026, at 10:00 a.m. (Pacific time), at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7, Canada, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

In accordance with rules and regulations adopted by the United States Securities and Exchange Commission (the "SEC"), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials to our stockholders on the Internet. On or about November 3, 2026, the Company mailed to all stockholders of record, as of October 27, 2026 (the "Record Date"), a Notice of Internet Availability of Proxy Materials (the "Notice").  If you received only a Notice by mail, you will not receive a printed copy of the proxy materials.

Please carefully review the Notice for information on how to access our proxy materials, consisting of the Notice of Annual Meeting, Proxy Statement and Proxy Card, available at www.proxyvote.com. You may also access our Annual Report to Security Holders for our fiscal year ended December 31, 2025 (the "Annual Report"), including our financial statements for such period. However, our Annual Report does not constitute any part of the material for the solicitation of proxies.

The Notice also includes instructions as to how you may submit your proxy on the Internet or over the telephone.

If you received only a Notice by mail and you would like to receive a printed copy of our proxy materials, including a Proxy Card, or a copy of our Annual Report, you should follow the instructions for requesting such materials included in the Notice. There is no charge to you for requesting a paper copy of these documents.

Our principal offices are located at 505 Odyssey Way, Suite 101, Kennedy Space Center, Florida, 32953, U.S.A. Our telephone number is: (321)-261-0900 and our website address is: www.starfightersspace.com.

Manner of Solicitation and Expenses

This proxy solicitation is made on behalf of our Board. Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the Record Date.

Record Date and Voting Shares

The Board has fixed the close of business on October 27, 2026, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 54,996,019 shares of common stock issued, outstanding and entitled to vote at the Annual Meeting. Holders of shares of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the Annual Meeting is 33 and 1/3 percent (33.33%) of our issued and outstanding shares of common stock as of the Record Date.

In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares of common stock must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

  shares of common stock represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;

  shares of common stock represented by properly executed proxies for which no voting instruction has been given; and

  broker non-votes.

Broker Non-Votes

Broker non-votes occur when shares of common stock held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares. Under the broker voting rules of the NYSE American, the ratification of the appointment of CBIZ CPAs P.C. as the Company's independent registered public accounting firm (Proposal No. 2 below) is considered a "routine" matter, and the election of directors (Proposal No. 1 below) and the approval of the Company's 2026 Stock Incentive Plan (Proposal No. 3 below) are considered "non-routine" matters.

Entitlement to Vote

If you are a registered holder of shares of our common stock as of October 27, 2026, the Record Date for the Annual Meeting, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under "Voting of Proxies". If you hold shares of our common stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution in respect of voting your shares.

Voting of Proxies

You can vote the shares of common stock that you own of record on the Record Date by either attending the Annual Meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the Annual Meeting and to vote in person. You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Proxy card.

You may revoke your proxy at any time before it is voted by:

(a) filing a written notice of revocation of proxy with our Chairman of the Board at any time before the taking of the vote at the Annual Meeting;

(b) executing a later-dated proxy and delivering it to our Chairman of the Board at any time before the taking of the vote at the Annual Meeting; or

(c) attending at the Annual Meeting, giving affirmative notice that you intend to revoke your proxy and voting in person.  Please note that your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the Annual Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Annual Meeting as set forth in the accompanying Notice of Meeting. The shares represented by proxy will also be voted for or against such other matters as may properly come before the Annual Meeting in the discretion of the persons named in the proxy as proxyholders. We are currently not aware of any other matters to be presented for action at the Annual Meeting other than those described herein.

Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the Company at c/o 1055 West Georgia Street, Suite 1500, Royal Centre, P.O. Box 11117, Vancouver, British Columbia, Canada, V6E 4N7, Attention: Sean Bromley, Chairman of the Board.

Inspector of Elections

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. Each proposal will be tabulated separately.

Votes Required

Proposal No. 1 - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote thereon is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Stockholders may vote in favor of the election of directors or withhold authority to vote with respect to one or more directors. Under the plurality voting standard, votes marked "For" will be counted in favor of the director nominee and broker non-votes and votes withheld shall have no effect on the election of a director.

Proposal No. 2 - Appointment of Independent Registered Public Accounting Firm: The affirmative vote of the holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote thereon is required for the ratification of the appointment of our independent registered public accounting firm. Stockholders may vote in favor of or against this proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Since this proposal is considered a "routine" matter, if you do not provide voting instructions to your broker regarding this proposal, you broker will be permitted to exercise discretionary authority to vote your shares on this proposal.

Proposal No. 3 - Approval of the Company's 2026 Stock Incentive Plan: The affirmative vote of the holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy and entitled to vote thereon is required to pass the vote on the approval of the Company's 2026 Stock Incentive Plan. Stockholders may vote in favor of or against the proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this proposal. Since this proposal is considered a "non-routine" matter, meaning your bank, broker, trust or other nominee does not have discretionary authority to vote on such proposal, broker non-votes will have no effect on approval of this proposal.

Stockholder Proposals

No proposals have been received from any stockholder for consideration at the Annual Meeting.

Voting Results

The preliminary voting results will be announced at the Annual Meeting, and we will publish the voting results in a Current Report on Form 8-K (the "Form 8-K"), which we expect to file with the SEC within four business days of the Annual Meeting. If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Other Matters

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incidental to the conduct of the Annual Meeting.

No Rights of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to the matters that are the subject of this proxy solicitation under the laws of the State of Delaware, our certificate of incorporation, or our bylaws.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, other than elections to office:

  each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

  each nominee for election as one of our directors; or

  any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and

  each executive officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the related percentages are based on 54,996,019 shares of common stock outstanding as of the Record Date.

For the purposes of the information provided below, shares of our common stock that may be issued upon the exercise or conversion of stock options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following the Record Date, when there were deemed to be 54,996,019 shares of common stock of the Company outstanding and beneficially owned by the stockholders for the purpose of computing the number of shares of common stock and percentage ownership of each holder are reported below, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership

Directors and Officers:

Tim Franta, Chief Executive Officer, VP Development and Director c/o 505 Odyssey Way, Suite 101, Kennedy Space Center, Florida, 32953	125,000(2)	*

David Whitney, Chief Financial Officer c/o 505 Odyssey Way, Suite 101, Kennedy Space Center, Florida, 32953	712,500(3)	1.3%

Jose Arias, VP Space Operations c/o 505 Odyssey Way, Suite 101, Kennedy Space Center, Florida, 32953	Nil	Nil

Sean Bromley, Director c/o 505 Odyssey Way, Suite 101, Kennedy Space Center, Florida, 32953	744,978(4)	1.4%

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)	Percentage of Beneficial Ownership

Brian Goldmeier, Director c/o 505 Odyssey Way, Suite 101, Kennedy Space Center, Florida, 32953	75,000(5)	*

Geoffrey Hickman, Director c/o 505 Odyssey Way, Suite 101, Kennedy Space Center, Florida, 32953	125,000(6)	*

All directors and executive officers as a group (6 persons)	1,782,478 (7)	3.2%

Major Stockholders:

Rick Svetkoff 1608 North Jasmine Avenue, Tarpon Springs, Florida, 34689	10,627,500(8)	19.3%

Citadel CEMF Investments Ltd. 830 Brickell Plaza, Floor 15, Miami, FL 33131	3,102,815(9)	5.6%

Notes:

* Less than one percent.

(1) Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of such security; and (ii) investment power, which includes the power to dispose or direct the disposition of the security. Certain shares of Common Stock may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares of Common Stock are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares of Common Stock outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of Common Stock of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding as of the Record Date. As of the Record Date, there were 54,996,019 shares of Common Stock of the Company issued and outstanding.

(2) This figure represents 125,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Franta, which have vested.

(3) This figure represents 712,500 shares of Common Stock held directly by Mr. Whitney.

(4) This figure represents (i) 255,000 shares of Common Stock held directly by Mr. Bromley, and (ii) 489,978 shares of Common Stock held by 1129925 B.C. Ltd., over which Mr. Bromley has voting and investment control over such securities.

(5) This figure represents 75,000 shares of Common Stock held directly by Mr. Goldmeier.

(6) This figure represents 125,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Hickman, which have vested.

(7) This figure represents (i) 1,532,478 shares of Common Stock, and (ii) 250,000 shares of Common Stock issuable upon the exercise of stock options, which have vested.

(8) This figure represents 10,627,500 shares of Common Stock held directly by Mr. Svetkoff.

(9) This figure represents (i) 2,985,074 shares of Common Stock held of record by Citadel CEMF Investments Ltd; and (ii) 117,741 shares of Common Stock held of record by Citadel Securities LLC. Citadel Advisors LLC ("Citadel Advisors") is a portfolio manager of Citadel CEMF Investments Ltd. ("CCIL"), a Cayman Islands limited company, one of the record holders of the shares of Common Stock listed above. Citadel Advisors Holdings LP ("CAH") is the sole member of Citadel Advisors LLC. Citadel GP LLC ("CGP") is the general partner of CAH. Citadel Securities LLC ("Citadel Securities") is the other record holder of shares of Common Stock listed above. Citadel Securities Group LP ("CALC4") is the non-member manager of Citadel Securities. Citadel Securities GP LLC ("CSGP") is the general partner of CALC4. Kenneth Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. Mr. Griffin, as the owner of a controlling interest in CGP and CSGP, may be deemed to have shared power to vote or direct the vote of, and/or shared power to dispose or to direct the disposition over, the shares of Common Stock listed above. This disclosure shall not be construed as an admission that Mr. Griffin or any of the Citadel related entities listed above is the beneficial owner of any securities of the Company other than securities actually owned by such person (if any). This information is based on a Schedule 13G filed with the SEC on October 6, 2026.

Changes in Control

We are unaware of any contract, or other arrangement or provision, the operation of which may at a subsequent date result in a change of control of our Company.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

Each of our directors is elected at the annual meeting of our stockholders and, upon the director's election, will hold office until our next annual meeting or until his or her successor is elected and qualified.

The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of the Company. The Board has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by the Board.

The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

Tim Franta, Sean Bromley, Brian Goldmeier and Geoffrey P. Hickman, each of whom is a current director, have been nominated for election at the Meeting as directors of the Company for the ensuing year. It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director and each of the nominees has consented to being named in this Proxy Statement and to serve as a director, if elected.

Directors and Executive Officers

Our current directors and executive officers and their respective ages as of the Record Date, are as follows:

Name	Age	Position with the Company
Tim Franta	63	Chief Executive Officer ("CEO"), VP Development and Director

David Whitney	44	Chief Financial Officer ("CFO")

Jose Arias	41	VP, Space Operations

Name	Age	Position with the Company
Sean Bromley	36	Director and Non-Executive Chairman

Brian Goldmeier	43	Director

Geoffrey P. Hickman	54	Director

The following describes the business experience of each of the four nominees for election to our Board of Directors, including other directorships held in reporting companies:

Tim Franta - CEO, VP Development and Director

Mr. Franta has been the CEO of Starfighters since February 22, 2026. He has also served as a Director of Starfighters since October 18, 2022, and served as Vice President of Development of Starfighters since October 18, 2022. He is currently developing the smallest rocket capable of making it to low earth orbit by using a Lockheed F-104 as the launch platform. Mr. Franta has served in many technology and policy leadership roles. Prior to Starfighters, Mr. Franta was the deputy director of Energy Florida based in Cape Canaveral from October 2018 to September 2022 and Director of Special Projects from 2012 to October 2018. He specialized in space and energy business development by translating financial and physical requirements into fundable business plans. Mr. Franta is also an expert at coordinating public policy with private and governmental financing for mutually beneficial projects. Previously, Mr. Franta has worked for the Florida Legislature and was chief of staff for the Florida Space Authority. He was instrumental in drafting space transportation legislation which was considered and eventually adopted by the Florida Legislature, managed two launch pads and helped fund more than $300 million of space and ground infrastructure.

Sean Bromley - Director - Mr. Bromley has served as a director of Starfighters Space, Inc. since October 18, 2022 and as Chairman of the Board of Directors since July 31, 2026. Mr. Bromley is a self-employed independent consultant to private and public companies and has significant experience in consulting and advising early-stage companies. As a former investment advisor, Mr. Bromley also brings considerable capital markets and financing expertise to the Company. He has been working as an investment consultant for the past 9 years and currently serves, or has served, as a director and consultant for multiple public and private companies including The Vurger Co Ltd. (since March 2022), Modern Mining Technology Corp. (since September 2021), Promino Nutritional Sciences Inc. (since August 2020), Pure Extracts Technologies Corp. (December 2019 to August 2023), Isracann Biosciences Inc. (December 2018 to January 2024), Bolt Metals Corp. (October 2017 to November 2024) White Gold Corp. (since November 2015), and Apollo Silver Corp. (August 2015 to June 2023). As a consultant, Mr. Bromley assists companies with corporate strategy, the identification of potential targets for mergers and acquisitions and the negotiation of transaction agreements, capital raising and making introductions to potential business partners. Mr. Bromley holds a Bachelor of Commerce degree with specialization in Finance from the University of Calgary in Alberta, Canada. He also studied at The Hong Kong University of Science and Technology in 2012.

Brian Goldmeier - Director - Mr. Goldmeier has served as a director of Starfighters Space, Inc. since August 12, 2025. Mr. Goldmeier is the founder and president of BYG Strategies, Inc., a strategic advisory and political consultancy firm headquartered in Miami, Florida, which he founded in November 2010. Through his firm, Mr. Goldmeier advises public and private sector clients across the United States on market entry, expansion strategies, capital development, and stakeholder engagement. He has extensive experience supporting early-stage companies, including those in the technology, cryptocurrency, and financial services sectors, and has worked closely with C-suite executives and corporate boards to advance growth strategies and public-private initiatives. Mr. Goldmeier has served as a senior advisor and principal fundraiser to numerous political campaigns, issue-based initiatives, and nonprofit organizations. Over the course of his career, he has led efforts that have raised more than $300 million for political and policy campaigns and has supported capital raises and business development projects valued at over $500 million. His experience includes structuring and advising on complex multi-stakeholder initiatives, public-private partnerships, and major investment and infrastructure projects. Mr. Goldmeier currently serves on the board of directors of Eagle Nuclear Energy Corp. (since February 2026). Mr. Goldmeier is also engaged in civic and professional training, offering strategic networking and fundraising guidance to elected officials, trade associations, and business coalitions. He is widely regarded for his ability to navigate government relations, investment strategy, and corporate positioning at both the local and national level.

Geoffrey P. Hickman - Director - Geoffrey "Hak" Hickman has served as a director of Starfighters Space, Inc. since August 12, 2025. Mr. Hickman is a c-suite executive and board member with over 30 years' experience in risk management, financial services, and building high performing teams. He is a former tactical military pilot with over 3200 flight hours and holds FINRA banking licenses (Series 24, 79, 7, 63).

While also flying for a major US airline, Mr. Hickman is currently the Managing Partner of Global Specialized Advisory, LLC., a consulting company providing expertise to clients with a focus on financial efficiency, structuring and risk transfer. Prior to this, Mr. Hickman was the Chief Commercial Officer for Aon's Public Sector Partnership (PSP) which focused on developing innovative solutions to help governments and other public institutions reduce volatility and increase the resiliency of their mission.

Mr. Hickman previously served as a senior leader within Citi's Public Sector Group and led Citi's relationships with the World Bank Group and the U.S. Department of Defense. He also led Citi's overall efforts with Developmental Finance Institutions headquartered in Asia and Ministries of Defense globally. In these roles, Mr. Hickman drove client satisfaction in the delivery of Citi's full suite of corporate banking solutions to these complex, global public sector clients. Before joining Citi, Mr. Hickman was a management consultant with McKinsey & Company and specialized in designing transformative processes and structures in his work with financial institutions and large governmental organizations.

Prior to his career in the business world, Mr. Hickman served as an F-16 Instructor and Evaluator pilot in the U.S. Air Force (USAF). Mr. Hickman deployed for multiple contingency operations and flew combat missions over Iraq and the former Yugoslavia, accumulating over 269 combat hours. In his final USAF assignment, Mr. Hickman served as the Ninth Air Force "Viper East" Demonstration Pilot and Team Commander. During this two-year period, he flew F-16 demonstrations at 77 air show sites across the US and Europe for over 17 million spectators. After departing from the USAF, Mr. Hickman was able to continue flying air shows after becoming qualified in the L-39 and F-104.

Mr. Hickman holds the degree of Master in Public Policy (MPP) from Harvard's Kennedy School of Government and a BS in International Affairs/History with a Minor in Mandarin language from the U.S. Air Force Academy. He is also the co-founder of the Veterans on Wall Street (VOWS) DC chapter, has served as a board member for the Association of Military Banks of America (AMBA) and is the Chair of the Advisory Board for Ranchland Capital Partners, a real asset investment manager focused exclusively on large western Ranchlands and providing clients with access to professionally managed, institutional quality assets.

Non-Director Officers

The following describes the business experience of the non-director officers of the Company:

David Whitney - Chief Financial Officer - Mr. Whitney has served as Starfighters Space, Inc.'s Chief Financial Officer since January 1, 2024. Mr. Whitney has been serving as a Finance Executive for technology companies for the past 10 years with both private and public companies. From November 2016 to May 2020 Mr. Whitney served as the Chief Financial Officer for RentMoola Payment Solutions Inc. ("RentMoola"). From September 2018 to January 2020 he also served on the Board of Directors for RentMoola. During his tenure at RentMoola, Mr. Whitney oversaw the financing and accounting divisions at the Company; he was responsible for all capital raises which included a Series A, and retail investments. From May 2020 to September 2022 he served as Chief Financial Officer for Property Vista Software Inc. ("Property Vista"). At Property Vista, Mr. Whitney was responsible for the finance and accounting office at the Company and was responsible for all capital and debt solutions while employed there. From September 2022 to December 2023 Mr. Whitney was Chief Financial Officer for a large Canadian independent film studio, BRON Studios. Mr. Whitney had a team of over 60 finance and account staff and was responsible for over $500MM in film and investment assets. Mr. Whitney is a CPA (CA) designated in British Columbia Canada, articling in public practice at Ernst & Young LLP. Mr. Whitney has won several distinguished awards in his field including Ernst & Youngs '40 Under 40' award for Western Canada. Mr. Whitney has a Bachelor of Business Administration minoring in Advanced Accounting from the British Columbia Institute of Technology.

Jose Arias - VP, Space Operations - Mr. Arias has served as Starfighters Space, Inc.'s VP, Space Operations since May 11, 2026. Mr. Arias is an aerospace manufacturing and space operations professional with experience supporting launch vehicle integration, propulsion system production, test operations, and operational readiness within the commercial aerospace industry. Prior to joining the Company, Mr. Arias served as engineer since 2021 at Blue Origin, LLC, a private aerospace manufacturer and spaceflight services company focused on reusable launch systems and space infrastructure development, where he supported New Glenn launch vehicle operations, including propulsion system integration, hot-fire test campaigns, refurbishment operations, manufacturing process development, and cross-functional coordination supporting launch and recovery operations. Prior to Blue Origin, Mr. Arias held engineering and manufacturing roles at multiple organizations, where he supported production engineering, tooling development, structural integration, and manufacturing process optimization for aerospace hardware and assembly operations. Mr. Arias is also a United States Marine Corps combat veteran who served as an infantry Marine and combat leader during four overseas deployments. Mr. Arias has a Master of Space Operations, Aerospace, Aeronautical and Astronautical Engineering from Embry-Riddle Aeronautical University and Bachelor of Science in Mechanical Engineering from University of South Florida.

Term of Office

All of our directors, when elected, hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Our officers are appointed by our Board of Directors and hold office until their successors are appointed and qualified.

Significant Employees

The Company does not have any significant employees.

Family Relationships

There are currently no family relationships between any of the members of the board of directors or the executive officers. Our former President, Chief Executive Officer, Executive Chairman and Director, Rick Svetkoff, and our former corporate secretary, Brenda Svetkoff, are spouses.

Involvement in Certain Legal Proceedings

Except as disclosed in this proxy statement, during the past ten years none of the following events have occurred with respect to any of our directors or executive officers:

1. A petition under any legislation relating to bankruptcy laws or insolvency laws was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2. Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

a. Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

b. Engaging in any type of business practice; or

c. Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of applicable securities legislation, whether federal, state or provincial or any applicable commodities legislation;

4. Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5. Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6. Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7. Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

a. Any Federal or State securities or commodities law or regulation; or

b. Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

c. Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8. Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the U.S. Securities Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Sean Bromley, a director of the Company, was a director of The Vurger Co. Ltd. ("Vurger") when a Notice of Administrator's Appointment with respect to Vurger was filed with the United Kingdom's Companies House in accordance with Rule 3.27 of the Insolvency (England & Wales) Rules 2016 and paragraph 46(4) of Schedule B1 to the Insolvency Act 1986 in April 2023. On April 28, 2023, Vurger entered into insolvency proceedings, leading to a "pre-packaged" administration sale of its assets which was announced and completed on May 5, 2023. Vurger was dissolved on June 18, 2025.

Except as disclosed in this proxy statement, there are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Pending Litigation with Rick Svetkoff

On April 9, 2026, Richard "Rick" Svetkoff, former Chief Executive Officer, President, Chairman and director of the Company, filed a complaint in the 18th Judicial Circuit in and for Brevard County, Florida (Case No. 26TC-245660994), against the Company, Timothy Franta (the Company's current CEO and a board member), board members Sean Bromley, Brian Goldmeier and Geoffrey "Hak" Hickman, and Flagship Bank as trustee for funds held in the name of the Company's wholly-owned subsidiary, SFII.  Mr. Svetkoff previously served as the Company's CEO, President and Executive Chairman, and as a Director, until his voluntary resignation from these positions on February 19, 2026.  Following his resignation, the Company removed Mr. Svetkoff as an officer and director of SFII, a corporation formed under the laws of the State of Florida, and Starfighters International, Inc., a corporation formed under the laws of Texas, on March 9, 2026, and caused Articles of Amendment to be filed for SFII with the Florida Secretary of State office on March 27, 2026. In addition, the Company removed Mr. Svetkoff as an officer and director of Starfighters, Inc. ("SI"), a corporation formed under the laws of the State of Florida, on April 2, 2026, and caused Articles of Amendment to be filed for SI with the Florida Secretary of State office on April 3, 2026.

Mr. Svetkoff's complaint asserts three counts: (i) a claim for breach of fiduciary duty against the director defendants alleging, among other things, self-dealing, mismanagement of assets, and failure to act in good faith that seeks damages alleged to exceed $26,000,000, as well as equitable relief, including removal of certain directors; (ii) a claim under the Florida Deceptive and Unfair Trade Practices Act, alleging that the Company and Mr. Franta improperly used certain corporate entities and related assets to divert business and to trade on plaintiff's goodwill, and injunctive relief, damages, to be determined at trial, attorneys' fees and transfer of the domain name starfighters.net; and (iii) a claim for injunctive relief relating to alleged changes to corporate records and control over certain assets, including funds held at Flagship Bank.

The Company denies all of the allegations of the complaint and intends to vigorously defend itself. The Company also conducted an internal review regarding certain transactions and activities involving Mr. Svetkoff both prior to and following his resignation. The Company contends that Mr. Svetkoff opened an offshore bank account in the Company's name at Hamilton Reserve Bank of St. Kitts and Nevis and transferred approximately $1.0 million of SFII's funds into that account without authorization, though the funds were subsequently returned and such account was closed. The Company also identified several issues related to banking transactions in SFII's accounts at Flagship Bank in February 2026, including, but not limited to, unauthorized withdrawals and transfers of funds in the aggregate amount in excess of $1.9 million to Mr. Svetkoff and RLB Aviation, Inc., a corporation owned by Mr. Svetkoff's wife, Brenda Svetkoff, as well as for rental payments for a residential private property, without approval of the Company's Board of Directors or audit committee. In May 2026, the Company discovered a further bank account opened in 2024 which the Company contends was without approval of the Company's Board of Directors or audit committee by Mr. and Mrs. Svetkoff, which processed Company funds, and had $5,788 withdrawn and not returned to the Company's treasury, upon account closure in March 2025. Such amounts total to $1,921,159, which the Company intends to pursue a recovery of.

The Company has filed a motion to dismiss the complaint and is evaluating potential counterclaims and other claims against Mr. Svetkoff and related parties, which may include claims for conversion, misappropriation of corporate assets, and breach of fiduciary duty. The Company reserves all rights and defenses in connection with this matter, cannot predict the outcome of this matter, and an adverse result could have a material adverse effect on the Company business, financial condition, cash flows, or results of operations.

Meetings of Directors during the last Fiscal Year ended December 31, 2025

The Company's Board of Directors did not hold any meetings in person or by teleconference during the fiscal year ended December 31, 2025 ("Fiscal 2025") as the Company did not become subject to the reporting obligations of Section 13(a) under the Exchange Act until December 12, 2025, and all corporate actions were approved by written consent resolutions of the Board of Directors.

The Company does not have a formal policy with respect to director attendance at annual stockholders' meetings; however, all directors are encouraged to attend.  It is anticipated that all of the four directors will attend the 2026 annual meeting of stockholders in person or by teleconference.

Director Independence

We have determined that Messrs. Sean Bromley, Brian Goldmeier and Geoffrey Hickman are independent directors in accordance with the listing requirements of NYSE American. The NYSE American independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of the Company's employees and that neither the director nor any of his, her or their family members has engaged in various types of business dealings with the Company.

Code of Business Conduct and Ethics

On August 22, 2025, the Company adopted a written code of business conduct and ethics (the "Code of Business Conduct and Ethics") that applies to its directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. In addition, the Company intends to post on its website all disclosures that are required by law concerning any amendments to, or waivers from, any provision of the code.

A copy of the Code of Business Conduct and Ethics is filed as Exhibit 99.5 to our Post-Qualification Amendment to Offering Statement on Form 1-A filed with the SEC on August 26, 2025, and is also available on the "Governance Documents" page of the Company's corporate website, which can be accessed by clicking the "Investors" tab on the homepage of the website and then clicking on "Governance" tab and located at https://ir.starfightersspace.com/corporate-governance/governance-documents.

Committees of the Board of Directors

Our Board of Directors currently has three committees, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each which operate pursuant to a charter adopted by our Board of Directors. The Board of Directors may also establish other committees from time to time to assist our Company and the Board.

Audit Committee

Our Audit Committee consists of Sean Bromley, Brian Goldmeier and Geoffrey Hickman each of whom have been determined by the Board to satisfy the independence requirements under NYSE American listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chair of our Audit Committee is Sean Bromley, who the Board has determined is an "audit committee financial expert" within the meaning of SEC regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member's scope of experience and the nature of their employment in the corporate finance sector.

The Audit Committee is governed by an updated charter approved by our Board of Directors, a copy of which is attached as exhibit 99.1 to our Post-Qualification Amendment to Offering Statement on Form 1-A filed with the SEC on August 26, 2025, and is also available on the "Governance Documents" page of the Company's corporate website, which can be accessed by clicking the "Investors" tab on the homepage of the website and then clicking on "Governance" tab and located at https://ir.starfightersspace.com/corporate-governance/governance-documents. The Audit Committee is responsible for, among other things:

• ensuring, through discussion with management and the external auditors, that the Company's annual and quarterly financial statements (individually and collectively, the "Financial Statements"), as applicable, present fairly in all material respects the financial conditions, results of operations and cash flows of the Company as of and for the periods presented;

• reviewing and recommending for approval to the Board, the Company's financial statements, accounting policies that affect the financial statements, annual MD&A and associated press release(s);

• reviewing significant issues affecting financial reports;

• monitoring the objectivity and credibility of the Company's financial reports;

• considering the effectiveness of the Company's internal controls over financial reporting and related information technology security and control;

• reviewing with auditors any issues or concerns related to any internal control systems in the process of the audit;

• reviewing with management, external auditors and legal counsel any material litigation claims or other contingencies, including tax assessments, and adequacy of financial provisions, that could materially affect financial reporting;

• overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor's report or performing such other audit, review or attest services for the Company, including the resolution of disagreements between management and the external auditor regarding financial reporting; and

• taking such other actions within the general scope of its responsibilities as the Audit Committee shall deem appropriate or as directed by the Board of Directors.

Nominating and Corporate Governance Committee

The Board of Directors adopted a Nominating and Corporate Governance Committee Charter that complies with the requirements of Section 804 of the NYSE American Company Guide, and has established a Nominating and Corporate Governance Committee (the "N&CG Committee") which operates under its Nominating and Corporate Governance Committee Charter. The N&CG Committee is currently comprised of Geoffrey Hickman (chair), Sean Bromley and Brian Goldmeier. The N&CG Committee is responsible for (i) identifying and recommending to the Board, individuals qualified to be nominated for election to the Board; (ii) recommending to the Board, the members and chairperson for each Board committee; and (iii) periodically reviewing and assessing the Company's corporate governance principles contained in the Nominating and Corporate Governance Committee Charter and making recommendations for changes thereto to the Board. The N&CG Committee is governed by a charter approved by our Board of Directors, a copy of which is attached as exhibit 99.2 to our Post-Qualification Amendment to Offering Statement on Form 1-A filed with the SEC on August 26, 2025, and is also available on the "Governance Documents" page of the Company's corporate website, which can be accessed by clicking the "Investors" tab on the homepage of the website and then clicking on "Governance" tab and located at https://ir.starfightersspace.com/corporate-governance/governance-documents.

The N&CG Committee is responsible for, among other things:

• leading the Company's search for individuals qualified to become members of the Board;

• evaluating and recommending to the Board for nomination candidates for election or re-election as directors;

• establishing and overseeing appropriate director orientation and continuing education programs;

• making recommendations to the Board regarding an appropriate organization and structure for the Board of Directors;

• evaluating the size, composition, membership qualifications, scope of authority, responsibilities, reporting obligations and charters of each committee of the Board;

• periodically reviewing and assessing the adequacy of the Company's corporate governance principles as contained in the Nominating and Corporate Governance Committee Charter and, should it deem it appropriate, it may develop and recommend to the Board of Directors for adoption of additional corporate governance principles;

• periodically reviewing the Company's Articles in light of existing corporate governance trends, and shall recommend any proposed changes for adoption by the Board of Directors or submission by the Board of Directors to the Company's shareholders;

• making recommendations on the structure and logistics of Board of Directors' meetings and may recommend matters for consideration by the Board of Directors;

• considering, adopting and overseeing all processes for evaluating the performance of the Board of Directors, each committee and individual directors; and

• annually reviewing and assessing its own performance.

Compensation Committee

The Board of Directors adopted a Compensation Committee Charter which complies with the requirements of Section 805 of the NYSE American Company Guide and the Board of Directors has established a Compensation Committee (the "Compensation Committee"). The Compensation Committee is comprised of Sean Bromley (chair), Geoffrey Hickman and Brian Goldmeier. The Compensation Committee is governed by a charter approved by our Board of Directors, a copy of which is attached as exhibit 99.3 to our Post-Qualification Amendment to Offering Statement on Form 1-A filed with the SEC on August 26, 2025, and is also available on the "Governance Documents" page of the Company's corporate website, which can be accessed by clicking the "Investors" tab on the homepage of the website and then clicking on "Governance" tab and located at https://ir.starfightersspace.com/corporate-governance/governance-documents.

The Compensation Committee assists the Board in fulfilling its oversight responsibilities relating to officer and director compensation, succession planning for senior management, development and retention of senior management and such other duties as directed by the Board.

Each of the Compensation Committee members satisfies the "independence" requirements of Section 803(A)(2) of the NYSE American Company Guide. The Compensation Committee will be responsible for, among other things:

• reviewing and approving the Company's compensation guidelines and structure;

• reviewing and approving on an annual basis the corporate goals and objectives with respect to the CEO of the Company;

• reviewing and approving on an annual basis the evaluation process and compensation structure for the Company's other officers, including salary, bonus, incentive and equity compensation;

• reviewing the Company's incentive compensation and other equity-based plans and recommending changes in such plans to the Board as needed.

• periodically making recommendations to the Board regarding the compensation of non-management directors, including Board and committee retainers, meeting fees, equity-based compensation and such other forms of compensation and benefits as the Committee may consider appropriate; and

• overseeing the appointment and removal of executive officers, and reviewing and approving for executive officers, including the CEO, any employment, severance or change in control agreements.

Insider Trading

On August 22, 2025, the Board of Directors adopted an Insider Trading, Reporting and Blackout Policy, which governs the purchase, sale, and/or other dispositions of securities by directors, officers and employees of the Company and its subsidiary companies that are designed to promote compliance with insider trading laws, rules and regulations as part of the Company's commitment to ethical and lawful business conduct.

A copy of the Insider Trading, Reporting and Blackout Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on April 15, 2026, and is also available on the "Governance Documents" page of the Company's corporate website, which can be accessed by clicking the "Investors" tab on the homepage of the website and then clicking on "Governance" tab and located at https://ir.starfightersspace.com/corporate-governance/governance-documents.

Stockholder Communications

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including any non-employee directors as a group, either by: (i) mail to Starfighters Space, Inc., 505 Odyssey Way, Suite 10, Kennedy Space Center, Florida 32953, U.S.A.; or (ii) by telephone request to Tim Franta, CEO: (321) 261-0900; or (ii) by email to tfranta@starfightersspace.com.

Our CEO will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, the CEO, and the appropriate members of the Board, depending on the nature of the communication, will review and act upon such communication. Such communications will be assessed as soon as reasonably practicable taking into consideration the nature of the communication and whether an expedited review and/or response is appropriate.

Certain Relationships and Related Party Transactions

Except as described herein, none of the following parties (each a "Related Party") has had any material interest, direct or indirect, in any transaction with us since the beginning of our Company's last fiscal year, or in any presently proposed transaction, that has or will materially affect us:

• any of our directors or officers;

• any person proposed as a nominee for election as a director;

• any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of Common Stock; or

• any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the above persons.

The Company and its subsidiaries have entered into the following transactions with Related Parties:

• On August 14, 2010, Starfighters International issued a promissory note to RLB, a company owned by Brenda Svetkoff, the spouse of Rick Svetkoff, with the principal sum of $865,000. The principal sum is non-interest bearing and there is no set date for repayment. As of June 30, 2026, $0 is outstanding. As of December 31, 2025 and 2024, $865,000 is outstanding.

• On August 14, 2010, Starfighters International issued a promissory note to Rick Svetkoff, the then President, Chief Executive Officer a Director of the Company, with the principal sum of $865,000. Starfighters International has partially repaid this promissory note and the outstanding principal sum is currently $190,050. The principal sum is non-interest bearing and there is no set date for repayment. As of June 30, 2026, $0 is outstanding. As of December 31, 2025 and 2024, $185,976 and $190,050, respectively, is outstanding.

• On October 1, 2021, Starfighters International entered into an Asset Purchase Agreement, as amended on December 29, 2023, with Hypersonic Group Inc., a company which is 50% owned by Rick Svetkoff, pursuant to which Starfighters International agreed to purchase 22 J79-19 jet engines for aggregate consideration of $2,200,000. As of December 31, 2025, SFI has paid an aggregate of $2,200,000 of the total purchase price and received the jet engines upon completion of listing on the NYSE American. As of December 31, 2024, SFI has paid an aggregate of $1,300,000 of the total purchase price.

• On August 1, 2022, SFI issued a promissory note to Rick Svetkoff, the then President, Chief Executive Officer a Director of the Company, with the principal sum of $475,150. The principal sum is non-interest bearing and there is no set date for repayment. As of June 30, 2026, $0 is outstanding. As of December 31, 2025 and 2024, $475,150 is outstanding.

• During the years ended December 31, 2025 and December 31, 2024, the Company paid an aggregate of $72,000 and $53,000, respectively, in consulting fees to RLB, a company controlled by Brenda Svetkoff, the spouse of Rick Svetkoff, for bookkeeping and administrative services provided to the Company.

• The Company paid fees related to their performance of their director role within the Company of $168,000 and $164,000, during the periods ended December 31, 2025 and December 31, 2024, respectively. The fees were paid to Rick Svetkoff ($72,000 in 2025 and $48,000 in 2024), Tim Franta ($24,000 in 2025 and $24,000 in 2024), Sean Bromley ($24,000 in 2025 and $44,000 in 2024), Austin Thornberry ($14,000 in 2025 and $24,000 in 2024), Frostee Rucker ($14,000 in 2025 and $24,000 in 2024), Geoffrey Hickman ($10,000 in 2025 and $0 in 2024) and Brian Goldmeier ($10,000 in 2025 and $0 in 2024).

• The Company incurred expenses related to their performance of executive or management roles within the Company of $591,097 and $484,000, during the years ended December 31, 2025 and December 31, 2024, respectively. The expenses incurred were to Rick Svetkoff ($310,097 in 2025 and $232,000 in 2024), Tim Franta ($101,000 in 2025 and $95,000 in 2024), and David Whitney ($180,000 in 2025 and $157,000 in 2024).

• On February 3, 2026, Rick Svetkoff withdrew and transferred $500,000 to accounts not held in Starfighters International, Inc.'s name. This transfer was made without approval of the Company's Board of Directors or Audit Committee.

• On February 17, 2026, Rick Svetkoff withdrew $1,395,869 to repay amounts owing to Rick Svetkoff and RLB Aviation, Inc. This transaction was made without approval of the Company's Board of Directors or Audit Committee.

• During the six months ended June 30, 2026 and 2025, the Company paid an aggregate of $12,000 and $36,000, respectively, in consulting fees to RLB, a company controlled by Brenda Svetkoff, the spouse of Rick Svetkoff, for bookkeeping and administrative services provided to the Company.

• The Company incurred expenses related to their performance of executive or management roles within the Company of $194,000 and $298,967, during the six months ended June 30, 2026, and 2025, respectively. The expenses incurred were to Rick Svetkoff ($50,000 in 2026 and $160,967 in 2025), Tim Franta ($54,000 in 2026 and $48,000 in 2025), and David Whitney ($90,000 in 2026 and $90,000 in 2025).

• During the six months ended June 30, 2026, the Company incurred stock-based compensation arising from restricted stock units of $1,845,783. The expenses incurred were to Brian Goldmeier ($131,842 in 2026), Sean Bromley ($395,525 in 2026), and David Whitney ($1,318,417 in 2026).

As of June 30, 2026, the Company owed $6,128 and $8,000, respectively, in accounts payable and accrued liabilities to Related Parties. As of December 31, 2025, and 2024, the Company owed $98,000 and $128,000, respectively, in accounts payable and accrued liabilities to Related Parties.

Conflicts of Interest

To our knowledge, and other than as disclosed in this Proxy Statement, there are currently no known existing or potential conflicts of interest among us, our directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests, except that certain of the directors and officers serve as directors and officers of other companies and, therefore, it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by us and on the representations of the reporting persons, we believe that all persons have complied with all applicable filing requirements during the fiscal year ended December 31, 2025, except as follows:

Name	Position Held	Late or Unfiled Report
Rick Svetkoff	Former President, CEO, Executive Chairman and Director	Late filed Form 3

Tim Franta	CEO, VP of Development and Director	Late filed Form 3

Sean Bromley	Director and Non-Executive Chairman	Late filed Form 3

Brian Goldmeier	Director	Late filed Form 3

Geoffrey P. Hickman	Director	Late filed Form 3

EXECUTIVE AND DIRECTOR COMPENSATION

General

For the purposes of this section:

"CEO" means an individual who acted as the Chief Executive Officer of Starfighters Space, Inc., or acted in a similar capacity, for any part of the most recently completed financial year;

"CFO" means an individual who acted as the Chief Financial Officer of Starfighters Space, Inc., or acted in a similar capacity, for any part of the most recently completed financial year;

"named executive officer" means each of the following individuals:

(a)	a CEO;

(b)	a CFO;

(c)	each of the Company's two most highly compensated executive officers, other than the CEO and CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than $100,000 for that financial year; and

(d)	up to two individuals who would be a named executive officer under paragraph (c) but for the fact that the individual was not serving as an executive officer of the Company at the end of that financial year.

Compensation Discussion and Analysis

Compensation Program Objectives

We have not established a strategy for setting executive salary levels, creating standards we apply in setting compensation levels or what factors we intend to encourage by establishing compensation levels. Since we raised equity capital and have been generating revenues from the sale of our products and services, we have been compensating our named executive officers at levels comparable to executive officers of companies within our industry at similar stages of growth.

Our Compensation Committee reviews and recommends to our Board the salaries and benefits of all employees, consultants, directors and other individuals compensated by us. The Board of Directors assumes responsibility for reviewing the recommendations of the Compensation Committee and monitoring the long-range compensation strategy for our senior management. The Compensation Committee and the Board review the compensation of senior management on a semi-annual basis taking into account compensation paid by other issuers of similar size and activity. The Compensation Committee and Board receives independent competitive market information on compensation levels for executives. It uses salary data of comparable private and public companies as a benchmark for setting executive compensation. This data is obtained from various sources including online research and market surveys.

Elements of the Compensation Program

The total compensation plan for named executive officers consists of a base compensation structure and equity-based compensation program in the form of stock options and other awards as provided for under the Amended and Restated 2023 Stock Incentive Plan as initially adopted by the Company's Board of Directors on October 27, 2023 and further amended on August 12, 2025. The compensation program for our senior management is designed with a view that the level and form of compensation achieves certain objectives, including:

(a) attracting, retaining and rewarding a knowledgeable and driven management team and to encourage them to attain and exceed performance expectations;

(b) motivating the short and long-term performance of these executives; and

(c) better aligning their interests with those of the Company's stockholders.

In compensating our senior management, we have the ability to arrange for equity participation through the Amended and Restated 2023 Stock Incentive Plan. We are seeking stockholder approval of the 2026 Stock Incentive Plan as described under Proposal No. 3.

Base Salary

The base salary component of named executive officer compensation is intended to provide a fixed level of competitive pay that reflects each named executive officer's primary duties and responsibilities. The policy of Starfighters Space, Inc. is that salaries for its named executive officers are competitive within its industry and are generally set at the median salary level among entities its size.

Stock Incentive Plan

On October 27, 2023, the Board authorized, confirmed and approved the adoption of the Company's 2023 Stock Incentive Plan, under which up to 4,000,000 shares of Common Stock may be issued pursuant to awards that may be granted under the 2023 Stock Incentive Plan. On August 12, 2025, the Board authorized, confirmed and approved amendments to the 2023 Stock Incentive Plan, to among other things, mainly increase the number of shares of Common Stock that may be issued pursuant to awards that may be granted to 4,700,000 shares of Common Stock. On August 25, 2025, the Amended and Restated 2023 Stock Incentive Plan was approved by the written consent of the majority stockholders of the Company.

The purpose of the Amended and Restated 2023 Stock Incentive Plan is to advance the interests of the Company by encouraging eligible participants under the plan to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

The Amended and Restated 2023 Stock Incentive Plan currently provides for a maximum of 4,700,000 shares of common stock that may be issued pursuant to awards, which includes stock options and restricted stock units, that may be granted under the Amended and Restated 2023 Stock Incentive Plan. We are seeking stockholder approval of the 2026 Stock Incentive Plan as described under Proposal No. 3.

Compensation Governance

Our Compensation Committee is responsible for recommending to our Board the compensation to be paid to our directors and executive officers. We do not have any formal compensation policies and the practices adopted by the Compensation Committee and our Board to determine the compensation for our directors and executive officers is described above.

Summary Compensation Table

Our named executive officers for the fiscal year ended December 31, 2025 ("Fiscal 2025") consists of (i) Rick Svetkoff, who served as our President, CEO and Executive Chairman until his resignation from all positions after Fiscal 2025, on February 19, 2026, (ii) David Whitney, our current Chief Financial Officer, and (iii) Tim Franta, our Vice President of Development who was appointed as our CEO after Fiscal 2025, on February 22, 2026. Our named executive officers for the fiscal year ended December 31, 2024 ("Fiscal 2024") consists of (i) Rick Svetkoff, our former President and CEO, (ii) David Whitney, our Chief Financial Officer, and (iii) Tim Franta, our Vice President of Development and current CEO. The following Summary Compensation Table sets forth the compensation earned by or paid to our named executive officers for Fiscal 2025 and Fiscal 2024 are as follows:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)(3)	Non-equity incentive plan compensation ($)	Non- qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Rick Svetkoff (1) Former President, CEO and Executive Chairman	2025 2024	372,000 270,000	10,097 10,000	- -	868,102 -	- -	- -	13,250 13,250	1,263,449 293,250
David Whitney (2) CFO	2025 2024	180,000 102,000	- 55,000	2,692,500 -	- -	- -	- -	- -	2,872,500 157,000
Tim Franta (3) VP of Development	2025 2024	120,000 114,000	5,000 5,000	- -	217,025	- -	- -	- -	342,025 119,000

Notes:

(1) Mr. Svetkoff was appointed as our President and CEO September 6, 2022, and was appointed as Executive Chairman on June 1, 2024. He resigned from all positions on February 19, 2026. Mr. Svetkoff's stock option awards had not vested as of the date of his resignation, and therefore, were automatically forfeited and cancelled. Mr. Svetkoff's salary for 2025 contained $300,000 in management fees, and $72,000 in director fees. Mr. Svetkoff's salary for 2024 contained $222,000 in management fees, and $48,000 in director fees. Amounts also include $13,250 for the personal use of the Company-provided vehicle in 2025 and $13,250 in 2024.

(2) Mr. Whitney was appointed as our CFO on January 1, 2024.

(3) Mr. Franta was appointed as our CEO on February 22, 2026. Mr. Franta's salary for 2025 contained $96,000 in professional fees, and $24,000 in director fees. Mr. Franta's salary in 2024 contained $90,000 in professional fees, and $24,000 in director fees.

During our most recently completed financial years, we did not pay any other executive compensation to our named executive officers.

Executive Employment Agreements

As of December 31, 2025, we did not have any employment agreements with any of our named executive officers.

Consulting Agreements

We have entered into consulting agreements with the following executive officers, directors (including former directors), employees, and consultants. We may enter into additional employment agreements with other key executives, directors, employees, and consultants in the future.

Tim Franta

We currently do not have a written employment or consulting agreement with our current CEO and Vice President of Development, Tim Franta. Mr. Franta's compensation was historically determined based on available funds from operations.

For the fiscal year 2024, Mr. Franta was paid $7,500 per month as salary and $2,000 per month as director fees. On or around January 3, 2025, the monthly salary fees paid to Mr. Franta were increased from $7,500 per month to $8,000 per month. On September 28, 2026, Mr. Franta's annual salary was increased to $350,000 retroactive to March 1, 2026 with a maximum annual bonus of up to 50% of Mr. Franta's new base salary. Any portion of bonus payable in excess of $75,000 shall be paid 65% in cash and 35% in restricted stock units ("RSUs"), with such RSUs vesting in equal installments over three years from the applicable grant date.

Sea Island Consulting Ltd. (David Whitney)

Sea Island Consulting Ltd. ("Sea Island"), a company wholly-owned and controlled by David Whitney, entered into a consulting agreement with the Company dated January 1, 2024. Pursuant to the terms and conditions of the agreement, David Whitney will perform the services of Chief Financial Officer of the Company for monthly compensation of $4,250 per month. Pursuant to the consulting agreement, the Company has agreed to grant Sea Island the following Options pursuant to the 2023 Stock Incentive Plan:

• 100,000 Options with an exercise price equal to $3.59, 1/6 of which shall vest on the first day of each calendar month following January 1, 2024, provided that the consulting agreement remains in force on each applicable date of vesting; and

• 150,000 contingent Options with an exercise price equal to $3.59, which shall vest on July 1, 2024, provided that the Board approves the vesting on July 1, 2024, in the Board's sole discretion.

The Options and any underlying Common Stock will be subject to a six-month escrow period (or such longer period as may be required by the Company's selling agent or underwriter) from the date of the Company completes an initial public offering, or the Common Stock are otherwise listed on a recognized stock exchange in the United States.

On or around September 1, 2024, the monthly consideration under the consulting agreement was verbally agreed to be increased from $4,250 per month to $8,500 per month retroactively effective to January 1, 2024. On or around March 14, 2025, the monthly consideration under the consulting agreement was verbally agreed to be increased from $8,500 per month to $15,000 per month retroactively effective to January 1, 2025. On September 28, 2026, the annual compensation under the consulting agreement was increased to $300,000 retroactive to June 24, 2026 with a maximum annual bonus of up to 30% of the new annual compensation. Any portion of bonus payable in excess of $75,000 shall be paid 65% in cash and 35% in RSUs, with such RSUs vesting in equal installments over three years from the applicable grant date.

On August 12, 2025, the Company granted Mr. Whitney 750,000 restricted stock units and Mr. Whitney agreed to waive the requirement for the granting of any options under the Sea Island consulting agreement.

The Company's engagement of Sea Island commenced on January 1, 2024, and will continue indefinitely on a month-to-month basis until the agreement is terminated in accordance with its terms. The Company may terminate the agreement at any time for cause by providing Sea Island written notice. Additionally, either Sea Island or the Company may terminate the agreement upon at least thirty (30) days' prior written notice.

Rick Svetkoff

We did not have a written employment or consulting agreement with our former CEO, Rick Svetkoff. Prior to the inception of the Company in September 2022, Mr. Svetkoff was the sole director, officer and shareholder of the predecessors to the Company. Mr. Svetkoff's compensation was historically determined based on available funds from operations.

For the fiscal year 2024, Mr. Svetkoff was paid $18,500 per month as management fees and $2,000 per month as director fees. In addition, Mr. Svetkoff received $4,000 per month as chairman fees from June to December 2024. On or around January 3, 2025, the monthly management fees paid to Mr. Svetkoff were increased from $18,500 per month to $25,000 per month.

Outstanding Equity Awards Held by Named Executive Officers at Fiscal Year End

The following table sets forth information as at December 31, 2025, relating to equity awards that have been granted to the Named Executive Officers. These equity awards are structured to vest over time, ensuring that our executive team remains motivated to drive the Company's success over the long haul. While these equity awards are primarily focused on retention and long-term alignment rather than immediate performance milestones, we are actively developing additional performance-based incentives which are expected to be specifically designed to directly tie compensation to the achievement of strategic objectives and operational targets, thereby enhancing accountability and driving Company performance. We believe that introducing such performance-linked components will further refine our compensation strategy to support our business goals. We continue to review and adjust our equity compensation plans to ensure they effectively motivate our executives and align with our evolving business strategy and shareholder interest:

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Rick Svetkoff (former CEO, President and Executive Chairman)	Nil	500,000	N/A	$3.59	Aug. 12, 2030	N/A	N/A	N/A	N/A
David Whitney	N/A	N/A	N/A	N/A	N/A	N/A	N/A	712,500	8,300,625
Tim Franta	Nil	125,000	N/A	$3.59	Aug. 12, 2030	N/A	N/A	N/A	N/A

The stock option awards that were granted to our named executive officers during the fiscal year ended December 31, 2025 vest on June 16, 2026. Mr. Svetkoff's stock option awards had not vested as of the date of his resignation, and therefore, were automatically forfeited and cancelled effective February 19, 2026.

The restricted stock units that were granted to David Whitney during the fiscal year ended December 31, 2025 vest as to 50% on June 16, 2026, 25% either June 16, 2026 or immediately if closing price is greater than $17.95 for 10 consecutive trading days starting December 18, 2025, 5% either June 16, 2026 or immediately if closing price is greater than $5.38 on any day, 5% either on June 16, 2026 or immediately if closing price is greater than $5.38 for 10 consecutive trading days starting February 16, 2026, 5% either on June 16, 2026 or immediately if closing price is greater than $5.38 for 10 consecutive trading days starting March 18, 2026, 5% either on June 16, 2026 or immediately if closing price is greater than $5.38 for 10 consecutive trading days starting April 17, 2026, and 5% either on June 16, 2026 or immediately if closing price is greater than $5.38 for 10 consecutive trading days starting May 17, 2026.

Retirement Benefits

The Company does not have any defined benefit or defined contribution plans that provide for payments or benefits at, following or in connection with retirement.

Separation Benefits

The Company does not have any agreements that provide for payment(s) to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the smaller reporting company or a change in the named executive officer's responsibilities following a change in control, with respect to each named executive officer.

Compensation Policies and Practices and Risk Management

One of the responsibilities of our Compensation Committee and our Board, in its role in setting executive compensation and overseeing our various compensation programs, is to ensure that our compensation programs are structured so as to discourage inappropriate risk-taking. We believe that our existing compensation practices and policies for all employees, including executive officers, mitigate against this risk by, among other things, providing a meaningful portion of total compensation in the form of equity incentives. Future equity incentives in the form of stock grants to promote long-term rather than short-term financial performance and to encourage employees to focus on sustained stock price appreciation. The Compensation Committee is responsible for monitoring our existing compensation practices and policies and investigating applicable enhancements to align our existing practices and policies with avoidance or elimination of risk and the enhancement of long-term stockholder value.

Director Compensation

Each of our directors receives regular cash compensation of $2,000 per month, for serving on the Board. However, on September 28, 2026, the Compensation Committee and the Board approved an increase in the cash compensation for Geoffrey Hickman and Brian Goldmeier to $5,500 per month and for Sean Bromley, the non-executive chairman and a director, to $9,000 per month retroactive to March 1, 2026.

The following table set forth information relating to the compensation paid to our directors who are not named above in the Summary Compensation Table for Fiscal 2025:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Sean Bromley	24,000	807,750	-	-	-	-	831,750
Brian Goldmeier(1)	10,000	269,250	-	-	-	-	279,250
Geoffrey Hickman(2)	10,000	-	218,059	-	-	-	228,059
Austin Thornberry(3)	49,000	269,250	-	-	-	-	318,250
Frostee Rucker(4)	54,606	538,500	-	-	-	-	593,106

Notes:

(1) Brian Goldmeier was appointed as a director on August 12, 2025.

(2) Geoffrey Hickman was appointed as a director on August 12, 2025.

(3) Austin Thornberry resigned as a director on August 11, 2025. Mr. Thornberry's fees included 14,000 in director fees, and $35,000 in consulting fees.

(4) Frostee Rucker resigned as a director on August 11, 2025. Mr. Rucker's fees included 14,000 in director fees, and $40,606 in consulting fees.

Outstanding Equity Awards Held by Directors at Fiscal Year End

The following table sets forth information as at December 31, 2025, relating to equity awards that have been granted to the Directors. These equity awards are structured to vest over time, ensuring that our board of directors remains motivated to drive the Company's success over the long haul. While these equity awards are primarily focused on retention and long-term alignment rather than immediate performance milestones, we are actively developing additional performance-based incentives which are expected to be specifically designed to directly tie compensation to the achievement of strategic objectives and operational targets, thereby enhancing accountability and driving Company performance. We believe that introducing such performance-linked components will further refine our compensation strategy to support our business goals. We continue to review and adjust our equity compensation plans to ensure they effectively motivate our executives and align with our evolving business strategy and shareholder interest:

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Sean Bromley	N/A	N/A	N/A	N/A	N/A	N/A	N/A	213,750	2,490,188
Brian Goldmeier	N/A	N/A	N/A	N/A	N/A	N/A	N/A	71,250	830,063
Geoffrey Hickman	Nil	50,000 75,000	N/A	$3.59 $3.59	Aug. 12, 2030 Sep. 29, 2030	N/A	N/A	N/A	N/A

The stock option awards that were granted to Mr. Hickman during the fiscal year ended December 31, 2025 vest on June 16, 2026.

The restricted stock units that were granted to Mr. Bromley and Mr. Goldmeier during the fiscal year ended December 31, 2025 vest as to 50% on June 16, 2026, 25% either June 16, 2026 or immediately if closing price is greater than $17.95 for 10 consecutive trading days starting December 18, 2025, 5% either June 16, 2026 or immediately if closing price is greater than $5.38 on any day, 5% either on June 16, 2026 or immediately if closing price is greater than $5.38 for 10 consecutive trading days starting February 16, 2026, 5% either on June 16, 2026 or immediately if closing price is greater than $5.38 for 10 consecutive trading days starting March 18, 2026, 5% either on June 16, 2026 or immediately if closing price is greater than $5.38 for 10 consecutive trading days starting April 17, 2026, and 5% either on June 16, 2026 or immediately if closing price is greater than $5.38 for 10 consecutive trading days starting May 17, 2026.

Recovery (Clawback) Policy

On August 22, 2025, the Board of Directors of the Company adopted the Starfighters Space, Inc. Policy for the Recovery of Erroneously Awarded Incentive-Based Compensation (the "Recovery Policy"), with an effective date of August 22, 2025, which complies with Section 10D of the Exchange Act, Rule 10D-1 of the Exchange Act ("Rule 10D-1"), and the listing rules adopted by NYSE American (collectively, the "Final Clawback Rules"). The Board has designated the Compensation Committee of the Board as the administrator of the Recovery Policy.

The Recovery Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 ("Covered Officers") of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Recovery Policy, the Company may recoup from the Covered Officers erroneously awarded incentive-based compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

A copy of our Recovery Policy is filed as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on April 15, 2026, and is also available on the "Governance Documents" page of the Company's corporate website, which can be accessed by clicking the "Investors" tab on the homepage of the website and then clicking on "Governance" tab and located at https://ir.starfightersspace.com/corporate-governance/governance-documents..

Timing of Stock Awards and Disclosure of Material Nonpublic Information

The Company does not follow a predetermined schedule for granting stock-based awards. It is the Compensation Committee's and the Board's practice to not grant any awards under its Amended and Restated 2023 Stock Incentive Plan when in possession of any material nonpublic information, and to wait until such material nonpublic information has been fully disclosed, widely disseminated to the public and at least two full business days has passed after such material nonpublic information has been disclosed.

The Company does not time the disclosure of material nonpublic information to influence the value of executive compensation. All material information is disclosed promptly in accordance with SEC rules and regulations and the Company's internal policies.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE

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PROPOSAL NO. 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On July 22, 2026, the Audit Committee of the Board of Directors of the Company approved the engagement of CBIZ CPAs P.C. ("CBIZ CPAs") as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2026. Our former independent registered public accounting firm, Adeptus Partners, LLC ("Adeptus"), audited the Company's financial statements for the fiscal year ended December 31, 2025.

In the event ratification by the stockholders of the appointment of CBIZ CPAs as the Company's independent registered accounting firm is not obtained, our Board of Directors will reconsider such appointment.

Change in Independent Registered Public Accounting Firm

On July 9, 2026, Adeptus notified the Company of its decision to resign as the Company's independent registered public accounting firm, effective immediately.

The reports of Adeptus on the Company's consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that such reports included an explanatory paragraph regarding substantial doubt about the Company's ability to continue as a going concern.

During the fiscal years ended December 31, 2025 and 2024, and in the subsequent interim period through July 9, 2026, the effective date of Adeptus' resignation, there were (a) no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Adeptus on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Adeptus, would have caused Adeptus to make reference to the subject matter of such disagreements in its reports, and (b) no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Adeptus with a copy of the disclosures set forth in the Current Report on Form 8-K filed with the SEC on July 14, 2026, and received a letter from Adeptus, dated July 14, 2026, addressed to the SEC stating that it agrees with the statements made therein. A copy of Adeptus's letter is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on July 14, 2026.

During the fiscal years ended December 31, 2025 and 2024, and in the subsequent interim period preceding CBIZ CPAs' engagement, neither the Company nor anyone acting on its behalf consulted with CBIZ CPAs regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and CBIZ CPAs did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a disagreement (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions), or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K) with the Company's former independent registered public accounting firm.

Principal Accountant Fees and Services

The following is an aggregate of fees billed for each of the last two fiscal years for professional services rendered by Adeptus:

	2025	2024
Audit fees	$145,000	$200,000
Audit-related fees	-	-
Tax fees	30,000	10,000
All other fees	15,000	11,500
Total fees paid or accrued to our principal accountants	$190,000	$215,000

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Tax Fees

Tax fees are billed by our independent auditors for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

Pre-Approval of Services by the Independent Auditor

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our audit committee's policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the audit committee may also pre-approve particular services on a case-by-case basis. We approved all services that our independent accountants provided to us in the past two fiscal years.

Independent Registered Public Accounting Firm Representatives at Annual Meeting

We do not expect that representatives of Adeptus or CBIZ CPAs will be present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF CBIZ CPAs P.C., AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

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PROPOSAL NO. 3:
APPROVAL OF 2026 STOCK INCENTIVE PLAN

We are seeking stockholder approval of our 2026 Stock Incentive Plan to authorize the issuance of up to 4,145,000 shares pursuant to new awards, as described below.

Summary of 2026 Stock Incentive Plan

On October 22, 2026, upon recommendation of the compensation committee, our Board authorized and approved the adoption of the Company's 2026 Stock Incentive Plan (the "2026 Stock Incentive Plan"), subject to stockholder approval. If stockholders approve the 2026 Stock Incentive Plan, it will replace the currently effective Amended and Restated 2023 Stock Incentive Plan (the "Amended and Restated 2023 Stock Incentive Plan"), originally approved by the Board on October 27, 2023, and further amended by the Board on August 12, 2025 and ratified by the stockholders of the Company by written consent on August 25, 2025. The 2026 Stock Incentive Plan will become effective on the date of approval by the Company's stockholders (the "Effective Date"). The Amended and Restated 2023 Stock Incentive Plan will terminate on the Effective Date. This means that no new awards will be granted under the Amended and Restated 2023 Stock Incentive Plan after its termination; however, it will continue to govern outstanding awards until they are vested, exercised, or forfeited according to their terms.

As of October 28, 2026 (the "Cutoff Date"), 845,000 shares remained available for future awards under the Amended and Restated 2023 Stock Incentive Plan. If the 2026 Stock Incentive Plan is approved, no further awards will be made under the Amended and Restated 2023 Stock Incentive Plan. As of the Effective Date of the 2026 Stock Incentive Plan, the 4,145,000 shares reserved for issuance under the 2026 Stock Incentive Plan will be reduced by the number of shares pursuant to awards granted under the Amended and Restated 2023 Stock Incentive Plan after the Cutoff Date and prior to the Effective Date of the 2026 Stock Incentive Plan. The aggregate number of shares reserved for issuance under the 2026 Stock Incentive Plan will be increased by the number of any shares subject to awards granted under the Amended and Restated 2023 Stock Incentive Plan as of the Effective Date of the 2026 Stock Incentive Plan that, after the Effective Date, are forfeited, cancelled, expired or settled in cash, applying the limitations on recrediting shares under the 2026 Stock Incentive Plan as if such awards had been granted under the 2026 Stock Incentive Plan.

In the event that our stockholders do not approve our 2026 Stock Incentive Plan, our Amended and Restated 2023 Stock Incentive Plan shall continue in full force and effect in accordance with its terms. There will be insufficient shares to make annual awards or grants to new hires in the coming years. In this event, we would be required to revise our compensation philosophy and devise alternative programs to attract, retain, and compensate management employees, potentially relying more on cash-based long-term compensation methods, which could misalign with stockholder interests and impact cash management.

The purpose of our 2026 Stock Incentive Plan is to advance the interests of the Company by encouraging eligible participants under the plan to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

The 2026 Stock Incentive Plan is to be administered by the Board, the Company's compensation committee, or any other committee appointed by the Board to administer the 2026 Stock Incentive Plan, whom shall determine, among other things: (i) the persons to be granted awards under the 2026 Stock Incentive Plan; (ii) the number of shares of Common Stock or amount of other awards to be granted; and (iii) the terms and conditions of the awards granted.

The Company may grant stock options, stock appreciation rights ("SARs"), restricted stock, unrestricted stock, restricted stock units, deferred stock units or other right or benefit under the 2026 Stock Incentive Plan. As indicated above, an aggregate of up to 4,145,000 of our shares may be issued pursuant to the grant of awards under the 2026 Stock Incentive Plan, subject to adjustments as described above.

An award may not be exercised after the termination date of the award and may be exercised following the termination of an eligible participant's continuous service only to the extent provided by the administrator under the 2026 Stock Incentive Plan. If the administrator under the 2026 Stock Incentive Plan permits a participant to exercise an award following the termination of continuous service for a specified period, the award terminates to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever occurs first.  In the event an eligible participant's service has been terminated for "cause", he or she shall immediately forfeit all rights to any of the awards outstanding.

The 2026 Stock Incentive Plan will retain the best practice provisions of our existing Amended and Restated 2023 Stock Incentive Plan that reinforce the alignment between stockholders' interests and equity compensation agreements.  These provisions include, but are not limited to:

• No discounted awards: the exercise price of an award must not be lower than 100% of the fair market value of the Common Stock on the stock exchange or system on which the shares are traded or quoted at the time the award is granted;

• No buyout without stockholder approval: outstanding options or SARs may not be bought out or surrendered in exchange for cash unless stockholder approval is received;

• No repricing without stockholder approval: the Company may not, without stockholder approval, reprice an award by reducing the exercise price of a stock option or exchanging a stock option for cash, other awards or a new stock option with a reduced exercise price;

• No accelerated vesting of outstanding unvested awards and double-trigger change of control requirements: no acceleration of any unvested awards shall occur except in the case of the death or disability of the grantee or upon a change of control. In this respect the 2026 Stock Incentive Plan requires a "double-trigger" - both a change of control and a qualifying termination of continuing services - to accelerate the vesting of awards. In connection with a change in control, time-based awards shall only be accelerated if the awards are not assumed or converted following the change in control and performance-based awards shall only be accelerated: (i) to the extent of actual achievement of the performance conditions; or (ii) on a prorated basis for time elapsed in ongoing performance period(s) based on target or actual level achievement. In connection with vesting of outstanding awards following a qualifying termination after a change in control (i.e., double-trigger vesting), the same conditions set forth in the preceding sentence will apply;

• No dividends for unvested awards: holders of any awards which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such awards;

• No liberal share recycling: Common Stock issued under the 2026 Stock Incentive Plan pursuant to an award, or Common Stock retained by or delivered to the Company to pay either the exercise price of an outstanding stock option or the withholding taxes in connection with the vesting of incentive stock awards or SARs, and Common Stock purchased by the Company in the open market using the proceeds of option exercises, do not become available for issuance as future awards under the 2026 Stock Incentive Plan;

• Transferability: the awards granted under the 2026 Stock Incentive Plan generally may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution to a grantee's spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights;

• No automatic grants: the 2026 Stock Incentive Plan does not provide for automatic grants to any eligible participant; and

• No evergreen provision: the 2026 Stock Incentive Plan does not provide for an "evergreen" feature pursuant to which the Common Stock authorized for issuance under the 2026 Stock Incentive Plan can be automatically replenished.

The foregoing summary of the 2026 Stock Incentive Plan is not complete and is qualified in its entirety by reference to the 2026 Stock Incentive Plan; a copy of which has been included as Schedule "A" to this Proxy Statement; as filed electronically with the SEC, which is available under the Company's filings at www.sec.gov.

Federal Income Tax Consequences

The United States federal income tax consequences to the Company and its eligible participants under the 2026 Stock Incentive Plan are complex and subject to change. The following discussion is a summary of the general rules applicable to awards granted under the 2026 Stock Incentive Plan, to an eligible participant who performs services within the United States or is a United States citizen or resident. The tax consequences may be affected by various income tax treaties. Eligible participants under the 2026 Stock Incentive Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

The Company has been advised that, based on the current provisions of the United States Internal Revenue Code, as amended (the "Code"), the federal income tax consequences of the grant, vesting and exercise of awards under the 2026 Stock Incentive Plan and the subsequent disposition of shares of common stock acquired under the 2026 Stock Incentive Plan are as described below. The following discussion addresses only the general federal income tax consequences of awards. Eligible participants in the 2026 Stock Incentive Plan are urged to consult their own tax advisers regarding the impact of federal, state and local taxes, the federal alternative minimum tax and securities laws restrictions, given their individual situations.  It is intended that the underlying benefits that are required to be treated as deferred compensation to which Code Section 409A is applicable, will comply with statute and the underlying agency guidance interpreting that section, and the tax consequences described below are based on the assumption that such Awards comply with Code Section 409A.  If it is determined that such Awards are subject to Code Section 409A and do not comply with Code Section 409A, different tax consequences and penalties may result.

In the case of an exercise of a non-qualified stock option or "SAR", the Participant will recognize ordinary income in an amount equal to the difference between the option exercise price (or SAR grant price) and the fair market value of the Company's common stock on the exercise date.  Likewise, in the case of a common law employer-employee relationship, any amount recognized as ordinary income for income tax purposes will be also recognized as wages for the Federal Insurance Contributions Act ("FICA") and the Federal Unemployment Tax Act ("FUTA") purposes.  This will require reporting and payment of Old Age Survivors and Disability Insurance ("OASDI"), assuming the FICA-OASDI taxable wage base has not been exceeded for the year of exercise, and Hospital Insurance.  For awards issued to non-employees, the income from the exercise of the grant will be taxable as self-employment income and will therefore be subject to both federal and state income taxes as well as self-employment taxes to the individual.

In the case of an Incentive Stock Option (as defined in the 2026 Stock Incentive Plan), there is no tax liability at the time of exercise.  However, the excess of the fair market value of the Company's common stock on the exercise date over the option exercise price is included in the eligible participant's income for purposes of the alternative minimum tax.  If no disposition of the Incentive Stock Option stock is made before the later of one year from the date of exercise or two years from the date the Incentive Stock Option is granted, the eligible participant will realize a long-term capital gain or loss upon a sale of the stock equal to the difference between the option exercise price and the sale price (and the Company will not be entitled to deduct any gain for federal income tax purposes).  If the stock is not held for the required period, it is considered to be a "disqualifying disposition", and ordinary income tax treatment will generally apply to the amount of any gain at sale or exercise, whichever is less, and the Company will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense.  The balance of any gain or loss will be treated as capital gain or loss (long-term or short-term, depending on whether the shares have been held for more than one year), and will not result in any additional deduction by the Company.  FICA and FUTA taxes will not apply to any ordinary income or capital gain from the exercise of an Incentive Stock Option, even in the case of a disqualifying disposition.  Incentive Stock Options may only be issued to employees, and any options that are issued to non-employees are taxed as non-qualified stock options.

In the case of an award of restricted stock, the immediate federal income tax effect for the recipient will depend on the nature of the restrictions.  Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is freely transferable or no longer subject to a substantial risk of forfeiture (less the amount, if any, paid for the shares).  However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date.  However, if the award holder made an 83(b) election as described above, the holding period commences on the effective date of such election (i.e. the date of grant), and the tax basis will be equal to the fair market value of the shares on such date (determined without regard to the forfeiture restrictions on the shares).  Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income. As to stock grants that are not subject to a substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the fair market value of the shares received (determined as of the date of receipt), less the amount, if any, paid for the shares. In an employee-employer relationship, the amounts the award holder includes as ordinary income from the grant of a restricted or unrestricted stock award are subject to FICA and FUTA. The Company will also be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Recipients of grants of restricted stock units, deferred stock units or dividend equivalents (collectively, "deferred awards") will not incur any federal income tax liability at the time the awards are granted.  Award holders will recognize ordinary income equal to: (i) the amount of cash received under the terms of the award or, as applicable (ii) the fair market value of the shares received (determined as of the date of receipt, or if later, when such shares are no longer subject to a substantial risk of forfeiture) under the terms of the award.  Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. To the extent that an award is considered as an award of deferred compensation, it will be likely, under application of the "special timing rule", that its present value will be treated for employment tax purposes as wages and FICA and FUTA will be assessed at the later of the date of the performance of services or the elimination of a substantial risk of forfeiture for entitlement to the benefit.  The Company will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, the holder's tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Subject to the usual rules concerning reasonable compensation (including the Company's obligation to withhold or otherwise collect certain income and payroll taxes), and subject to the limits under Section 162(m) of the Code described below, the Company will generally be allowed an income tax deduction simultaneous with, and equal to, the ordinary income recognized by the participant. The Company does not receive an income tax deduction as a result of the exercise of an incentive stock option, provided that the incentive stock option stock is held for the required period as described above.

The Company may not deduct compensation of more than $1,000,000 that is paid in a taxable year to certain "covered employees" as defined in Section 162(m) of the Code.

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non-qualified option, an Incentive Stock Option (for purposes of the alternative minimum tax only), a SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Code if the recipient has had a non-exempt acquisition of shares of Company stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period (unless a special election is made by the recipient pursuant to Section 83(b) of the Code to recognize income as of the date the shares are received).

Information Regarding Plans Not Subject to Security Holder Action

As of December 31, 2025, we had one equity compensation plan, our Amended and Restated 2023 Stock Incentive Plan. We are seeking stockholder approval of the 2026 Stock Incentive Plan as described above. The table set forth below presents information relating to our existing compensation plan as of December 31, 2025.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,700,000	$3.59	Nil
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	4,700,000(1)		Nil

Notes:

(1) On February 19, 2026, an aggregate of 1,140,000 unvested stock options were automatically forfeited and cancelled in accordance with the terms of the Amended and Restated 2023 Stock Incentive Plan following the resignations of a certain director and officers, and 350,000 unvested stock options were automatically forfeited and cancelled due to certain consultants no longer providing continuous services to the Company. Subsequently, 270,000 stock options and 375,000 restricted stock units were granted under the Amended and Restated 2023 Stock Incentive Plan leaving a total of 845,000 shares of Common Stock remaining available for future awards that may be granted under the Amended and Restated 2023 Stock Incentive Plan as of the Cutoff Date.

Resolution for Stockholder Approval of 2026 Stock Incentive Plan

Accordingly, the Company is asking our stockholders to indicate their support for the 2026 Stock Incentive Plan as described in this Proxy Statement by voting "FOR" the following resolution at the Annual Meeting:

"RESOLVED, that the Company's stockholders hereby ratify and approve the 2026 Stock Incentive Plan of the Company with immediate effect."

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO RATIFY AND APPROVE THE 2026 STOCK INCENTIVE PLAN.

__________

FUTURE STOCKHOLDER PROPOSALS

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year's annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner.

For a stockholder proposal to be considered for inclusion in our proxy statement for the 2027 annual meeting of stockholders, our Secretary must receive the written proposal, delivered to or mailed and received at our principal executive offices, not later than July 6, 2027 (the date that is 120 calendar days before the one-year anniversary of the date on which this proxy statement for this year's Annual Meeting is released to our stockholders). In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Our bylaws also establish a process for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Among other things, our bylaws provide that for business to be properly brought before an annual meeting of stockholders: (i) timely notice of such business must be provided to our Secretary and such notice must contain the information specified in our bylaws and be updated and supplemented as required by our bylaws, (ii) such business must be a proper matter for stockholder action, and (iii) if a solicitation notice has been provided, a proxy statement and form of proxy must be properly delivered in accordance with our bylaws. For more information, see the section titled "Availability of Bylaws" below. To be timely for the 2027 annual meeting of stockholders, our Secretary must receive the written notice, delivered to or mailed and received at our principal executive offices:

  not earlier than August 19, 2027 (the date that is 120 calendar days before the first anniversary of this year's Annual Meeting); and

  not later than 5:00 p.m. Eastern Time on September 18, 2027 (the date that is 90 calendar days before the first anniversary of this year's Annual Meeting).

In the event that we hold the 2027 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the 120th day before the 2027 annual meeting of stockholders and no later than 5:00 p.m. Eastern Time on the later of the following two dates:

  the 90th day prior to the 2027 annual meeting of stockholders; or
  the 10th day following the day on which public announcement of the date of the 2027 annual meeting of stockholders is first made.

To comply with our bylaws as well as the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 annual meeting of stockholders must ensure that our Secretary receives written notice, delivered to or mailed and received at our principal executive offices, that sets forth all information required by our bylaws and by Rule 14a-19(b) under the Exchange Act within the time frames set forth above.

If a stockholder who has properly notified us of their intention to present a proposal at an annual meeting of stockholders does not appear to present their proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Recommendation and Nomination of Director Candidates

Our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time periods described above under the section titled "Stockholder Proposals" for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our bylaws is available via the SEC's website at www.sec.gov. You may also contact our Chief Executive Officer at the address set forth above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

ANNUAL REPORT

A copy of the Company's most recent Annual Report on Form 10-K (including the Company's audited financial statements for the year ended December 31, 2025, and the related management's discussion and analysis) is available without charge upon written request to the Company's Chief Executive Officer at 505 Odyssey Way, Suite 101, Kennedy Space Center, Florida, 32953, U.S.A., Attention: Chief Executive Officer.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act. We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are also available to the public on the SEC's internet site at www.sec.gov. In addition, we maintain a website that contains information about us, including our SEC filings at starfightersspace.com. Information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Directors of Starfighters Space, Inc.

/s/ Tim Franta

Tim Franta
Chief Executive Officer

Dated: November 3, 2026

__________

SCHEDULE "A"

Starfighters Space, Inc.

2026 Stock Incentive Plan

The Company's 2026 Stock Incentive Plan is attached hereto.

______________

2026 STOCK INCENTIVE PLAN

For:

STARFIGHTERS SPACE, INC.

Dated October 22, 2026

STARFIGHTERS SPACE, INC.

2026 STOCK INCENTIVE PLAN

1. PURPOSE

1.1 The purpose of this Stock Incentive Plan (the "Plan") is to advance the interests of Starfighters Space, Inc. (the "Company") by encouraging Eligible Participants (as herein defined) to acquire shares of the Company, thereby increasing their proprietary interest in the Company, encouraging them to remain associated with the Company and furnish them with additional incentive in their efforts on behalf of the Company in the conduct of their affairs.

1.2 This Plan is specifically designed for Eligible Participants of the Company who are residents of the United States and/or subject to taxation in the United States, although Awards (as herein defined) under this Plan may be issued to other Eligible Participants.

1.3 On the Effective Date, the Company's "Amended and Restated 2023 Stock Incentive Plan" (the "Prior Plan") will terminate and no further awards will be granted under the Prior Plan after the Effective Date, provided that all outstanding awards under the Prior Plan as of the Effective Date shall remain outstanding and shall be administered and settled in accordance with the provisions of the Prior Plan. The maximum aggregate number of shares of the Company which may be issued pursuant to all awards under this Plan is set forth in Section 3.1(a) hereof.

2. DEFINITIONS

2.1 As used herein, the following definitions shall apply:

(a) "Administrator" means the Committee or otherwise the Board;

(b) "Affiliate" and "Associate" have the meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act;

(c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate laws, state or provincial securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein;

(d) "Award" means the grant of an Option, SAR, Restricted Stock, unrestricted Shares, Restricted Stock Unit, Deferred Stock Unit or other right or benefit under this Plan;

(e) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto;

(f) "Board" means the Board of Directors of the Company;

(g) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's:

(i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity;

(ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability);

(iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity;

(iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or

(v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person;

(h) "Change of Control" means, except as provided below, a change in ownership or control of the Company effected through any of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept;

(ii) a change in the composition of the Board over a period of 36 months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors;

(iii) the sale or exchange by the Company (in one or a series of transactions) of all or substantially all of its assets to any other person or entity; or

(iv) approval by the stockholders of the Company of a plan to dissolve and liquidate the Company.

Notwithstanding the foregoing, the following transactions shall not constitute a Change of Control:

(i) the closing of any public offering of the Company's securities pursuant to an effective registration statement filed under the United States Securities Act of 1933, as amended;

(ii) the closing of a public offering of the Company's securities through the facilities of any stock exchange; or

(iii) with respect to an Award that is subject to Section 409A of the Code, and payment or settlement of such Award is to be accelerated in connection with an event that would otherwise constitute a Change of Control, no event set forth previously in this definition shall constitute a Change of Control for purposes of this Plan or any Award Agreement unless such event also constitutes a "change in the ownership", a "change in the effective control" or a "change in the ownership of a substantial portion of the assets of the corporation" as defined under Section 409A of the Code and Treasury guidance formulated thereunder, which guidance currently provides that:

(A) a change in ownership of a corporation shall be deemed to have occurred if any one person or more than one person acting as a group acquires stock of a corporation that constitutes more than 50% of the total Fair Market Value or total voting power of the stock of the corporation. Stock acquired by any person or group of people who already own more than 50% of such total Fair Market Value or total voting power of stock shall not trigger a change in ownership;

(B) a change in the effective control of a corporation generally shall be deemed to have occurred if within a 12-month period either:

(I) any one person or more than one person acting as a group acquires ownership of stock possessing 35% or more of the total voting power of the stock of the corporation; or

(II) a majority of the members of the corporation's board of directors is replaced by directors whose appointment or election is not endorsed by a majority of the members of the corporation's board of directors prior to the date of the appointment or election; and

(C) a change in the ownership of a substantial portion of the corporation's assets generally is deemed to occur if within a 12-month period any person, or more than one person acting as a group, acquires assets from the corporation that have a total gross fair market value at least equal to 40% of the total gross fair market value of all the corporation's assets immediately prior to such acquisition.  The gross fair market value of assets is determined without regard to any liabilities;

(i) "Code" means the United States Internal Revenue Code of 1986, as amended;

(j) "Committee" means the Compensation Committee or any other committee appointed by the Board to administer this Plan in accordance with the provisions of this Plan; provided, however, that:

(i) the Committee shall consist of two or more members of the Board;

(ii) the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and "outside directors" (within the meaning of Section 162(m) of the Code) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Section 162(m) of the Code and such relief is sought by the Company, Section 162(m) of the Code, respectively, are applicable;

(iii) the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements set forth in Section 2.1(j)(ii) shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan; and

(iv) members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board;

(k) "Common Stock" means the common stock of the Company;

(l) "Company" means Starfighters Space, Inc., a Delaware corporation;

(m) "Consultant" means any person (other than an Employee) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity;

(n) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least 36 months, or (ii) have been Board members for less than 36 months and were appointed or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such appointment or nomination was approved by the Board;

(o) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant that is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, maternity or paternity leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed 90 calendar days, unless reemployment upon expiration of such leave is guaranteed by statute or contract;

(p) "Corporate Transaction" means any of the following transactions:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the jurisdiction in which the Company is organized;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

(iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger;

(q) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code;

(r) "Deferred Stock Units" means Awards that are granted to Directors and are subject to the additional provisions set out in Subpart A which is attached hereto and which forms a material part hereof;

(s) "Director" means a member of the Board or the board of directors of any Related Entity;

(t) "Disability" or "Disabled" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment.  A Grantee shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.  Notwithstanding the above, (i) with respect to an Incentive Stock Option, Disability or Disabled shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and (ii) to the extent an Option is subject to Section 409A of the Code, and payment or settlement of the Option is to be accelerated solely as a result of the Eligible Participant's Disability, Disability shall have the meaning ascribed thereto under Section 409A of the Code and the Treasury guidance promulgated thereunder;

(u) "Disinterested Stockholder Approval" means approval by a majority of the votes cast by all the Company's stockholders at a duly constituted stockholders' meeting, excluding votes attached to shares beneficially owned by Insiders;

(v) "Effective Date" means the date on which the Plan is approved by the stockholders of the Company at the 2026 Annual Meeting of Stockholders;

(w) "Eligible Participant" means any person who is an Officer, a Director, an Employee or a Consultant, including individuals who are foreign nationals or are employed or reside outside the United States;

(x) "Employee" means any person who is a full-time or part-time employee of the Company or any Related Entity;

(y) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

(z) "Fair Market Value" means, as of any date, the value of a Share determined in good faith by the Administrator.  By way of illustration, but not limitation, for the purpose of this definition, good faith shall be met if the Administrator employs the following methods:

(i) Listed Stock. If the Common Stock is traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be (A) the closing sales price for the Common Stock as quoted on that stock exchange or system for the date the value is to be determined (the "Value Date") as reported in The Wall Street Journal or a similar publication, or (B) if the rules of the applicable stock exchange require, the volume-weighted average trading price for five days prior to the date the Board approves the grant of the Award.  If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Common Stock are reported as having occurred.  If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Common Stock on the Value Date.  If the Common Stock is listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bids on the primary exchange or system on which Common Stock is traded or quoted.  If the rules of any applicable stock exchange or system require a different method of calculating Fair Market Value, then such method as required by those rules shall be used;

(ii) Stock Quoted by Securities Dealer. If Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date.  If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted;

(iii) No Established Market. If Common Stock is not traded on any established stock exchange or quoted on a national market system and is not quoted by a recognized securities dealer, the Administrator will determine Fair Market Value in good faith.  The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (A) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants; (B) the Company's net worth, prospective earning power, dividend-paying capacity, and non-operating assets, if any; and (C) any other relevant factors, including the economic outlook for the Company and the Company's industry, the Company's position in that industry, the Company's goodwill and other intellectual property, and the values of securities of other businesses in the same industry;

(iv) Additional Valuation. For publicly traded companies, any valuation method permitted under Section 20.2031-2 of the Estate Tax Regulations; or

(v) Non-Publicly Traded Stock. For non-publicly traded stock, the Fair Market Value of the Common Stock at the Grant Date based on an average of the Fair Market Values as of such date set forth in the opinions of completely independent and well-qualified experts (the Eligible Participant's status as a majority or minority stockholder may be taken into consideration).

Regardless of whether the Common Stock offered under the Award is publicly traded, a good faith attempt under this definition shall not be met unless the Fair Market Value of the Common Stock on the Grant Date is determined with regard to nonlapse restrictions (as defined in Section 1.83-3(h) of the Treasury Regulations) and without regard to lapse restrictions (as defined in Section 1.83-3(i) of the Treasury Regulations);

(aa) "Grantee" means an Eligible Participant who receives an Award pursuant to an Award Agreement;

(bb) "Grant Date" means the date the Administrator approves that grant of an Award.  However, if the Administrator specifies that an Award's Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied;

(cc) "Incentive Stock Option" means an Option within the meaning of Section 422 of the Code;

(dd) "Insider" means:

(i) a Director or Senior Officer of the Company;

(ii) a Director or Senior Officer of a person that is itself an Insider or Subsidiary of the Company;

(iii) a person that has

(A) direct or indirect beneficial ownership of,

(B) control or direction over, or

(C) a combination of direct or indirect beneficial ownership of and control or direction over,

securities of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting securities, excluding, for the purpose of the calculation of the percentage held, any securities held by the person as underwriter in the course of a distribution; or

(iv) the Company itself, if it has purchased, redeemed or otherwise acquired any securities of its own issue, for so long as it continues to hold those securities;

(ee) "Named Executive Officer" means, if applicable, an Eligible Participant who, as of the date of vesting and/or payout of an Award, is one of the group of Covered Employees as defined;

(ff) "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option;

(gg) "Officer" means a person who is an officer, including a Senior Officer, of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder;

(hh) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan;

(ii) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code;

(jj) "Performance-Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code;

(kk) "Plan" means this 2026 Stock Incentive Plan as amended from time to time;

(ll) "Prior Plan" means the Amended and Restated 2023 Stock Incentive Plan of the Company;

(mm) "Related Entity" means any Parent or Subsidiary, and includes any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a greater than 50% ownership interest, directly or indirectly, or contractually controls such entity;

(nn) "Related Entity Disposition" means the sale, distribution or other disposition by the Company of all or substantially all of the Company's interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity;

(oo) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as, established by the Administrator and specified in the related Award Agreement;

(pp) "Restricted Stock Unit" means a notional account established pursuant to an Award granted to a Grantee, as described in this Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable only in Shares;

(qq) "Restriction Period" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of performance objectives, or the occurrence of other events as determined by the Administrator, in its sole discretion) or the Restricted Stock is not vested;

(rr) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock;

(ss) "SEC" means the United States Securities and Exchange Commission;

(tt) "Senior Officer" means:

(i) the chair or vice chair of the Board, the president, the chief executive officer, the chief financial officer, a vice-president, the secretary, the treasurer or the general manager of the Company or a Related Entity;

(ii) any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in Section 2.1(tt)(i) above; and

(iii) the five highest paid employees of the Company or a Related Entity, including any individual referred to in Section 2.1(tt)(i) or 2.1(tt)(ii) and excluding a commissioned salesperson who does not act in a managerial capacity;

(uu) "Share" means a share of the Common Stock; and

(vv) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. STOCK SUBJECT TO THE PLAN

Number of Shares Available

3.1 (a) Subject to the provisions of Section 18, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) under this Plan is 4,145,000, minus one share for every one share subject to an award granted under the Prior Plan after October 28, 2026 (the "Cutoff Date") and prior to the Effective Date (the "Maximum Number"). The Maximum Number shall be increased by the number of any Shares subject to awards granted under the Prior Plan as of the Effective Date that, after the Effective Date, are forfeited, cancelled, expired or settled in cash, applying the limitations on recrediting under Section 3.1(b) and (c), as if such awards had been granted under the Plan. Refer to Section 29 for Reservation of Shares. Shares reacquired by the Company in the open market using cash proceeds from the exercise of Options will not be available for Awards under the Plan.

(b) Shares that have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that Shares covered by an Award (or portion of an Award) which is forfeited, cancelled, expired or settled in cash (which cash settlement is only available with respect to Shares or in-the-money Options or SARs if provided for in the Award Agreement) shall be deemed not to have been issued for the purposes of determining the Maximum Number of Shares which may be issued under the Plan. For the avoidance of doubt: (i) the Company shall not return to the Plan any Shares tendered for the exercise of any Award under the Plan; (ii) Shares withheld to satisfy a Grantee's tax withholding obligations shall be deemed to have been issued under the Plan for the purposes of determining the Maximum Number of Shares; (iii) the gross (not net) number of Shares that are issued pursuant to the exercise of an Award shall be deemed to have been issued under the Plan for the purposes of determining the Maximum Number of Shares; and (iv) if any stock-settled SARs are exercised, the aggregate number of Shares subject to such SARs shall be deemed issued under the Plan for the purposes of determining the Maximum Number of Shares.

(c) However, in the event that prior to the Award's cancellation, termination, expiration, forfeiture or lapse, the holder of the Award at any time received one or more elements of beneficial ownership pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

Shares to Insiders

3.2 Subject to Sections 15.1(b) and 15.1(c), no Insider of the Company is eligible to receive an Award where:

(a) the Insider is not a Director or Senior Officer of the Company;

(b) any Award, together with all of the Company's other previously established or proposed Awards under the Plan could result at any time in:

(i) the number of Shares reserved for issuance pursuant to Options granted to Insiders exceeding 50% of the outstanding issue of Common Stock; or

(ii) the issuance to Insiders pursuant to the exercise of Options, within a one year period of a number of Shares exceeding 50% of the outstanding issue of the Common Stock;

provided, however, that this restriction on the eligibility of Insiders to receive an Award shall cease to apply if it is no longer required under any Applicable Laws.

Limitations on Award

3.3 Unless and until the Administrator determines that an Award to a Grantee is not designed to qualify as Performance-Based Compensation, the following limits (the "Award Limits") shall apply to grants of Awards to Grantees subject to the Award Limits by Applicable Laws under this Plan:

(a) Options and SARs. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 18), the maximum number of Shares with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Grantee shall be 500,000; all of which may be granted as Incentive Stock Options); and

(b) Other Awards. The maximum aggregate grant with respect to Awards of Restricted Stock, unrestricted Shares, Restricted Stock Units and Deferred Stock Units (or used to provide a basis of measurement for or to determine the value of Restricted Stock Units and Deferred Stock Units) in any one calendar year to any one Grantee (determined on the date of payment of settlement) shall be 500,000.

4. ADMINISTRATION

Authority of Plan Administrator

4.1 Authority to control and manage the operation and administration of this Plan shall be vested in the Administrator.

Powers of the Administrator

4.2 Subject to Applicable Laws and the provisions of the Plan or subplans hereof (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the exclusive power and authority, in its discretion:

(a) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Grantees under this Plan;

(b) to select the Eligible Participants to whom Awards may be granted from time to time hereunder;

(c) to determine whether and to what extent Awards are granted hereunder;

(d) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(e) to approve forms of Award Agreements for use under the Plan, which need not be identical for each Grantee;

(f) to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price based on the Fair Market Value of the same, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(g) to amend the terms of any outstanding Award granted under the Plan (other than the exercise price or acceleration of outstanding Awards), provided that any amendment that would adversely affect the Grantee's rights under an existing Award shall not be made without the Grantee's consent unless as a result of a change in Applicable Law;

(h) to suspend the right of a holder to exercise all or part of an Award for any reason that the Administrator considers in the best interest of the Company;

(i) to, subject to regulatory approval, amend or suspend the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan, shall, without the written consent of all Grantees, alter or impair any Award granted under the Plan unless as a result of a change in the Applicable Law;

(j) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(k) to further define the terms used in this Plan;

(l) to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement;

(m) to provide for rights of refusal and/or repurchase rights;

(n) to amend outstanding Award Agreements (other than the exercise price or acceleration of outstanding Awards) to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein that does not disqualify an Incentive Stock Option under applicable regulations unless the Grantee so consents;

(o) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and

(p) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), (i) the terms of outstanding Awards may not be amended to reduce the exercise price or provide for the acceleration of outstanding Options or SARs, and (ii) outstanding Options or SARs may not be cancelled, exchanged, bought out or surrendered in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, in each of cases (i) or (ii) without stockholder approval.

Effect of Administrator's Decision

4.3 All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Shares sold under this Plan.  In the event an Award is granted in a manner inconsistent with the provisions of this Section 4, such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

Action by Committee

4.4 Except as otherwise provided by committee charter or other similar corporate governance documents, for the purposes of administering the Plan, the following rules of procedure shall govern the Committee.  A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee.  Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Parent or Affiliate, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

Limitation on Liability

4.5 To the extent permitted by applicable law in effect from time to time, no member of the Administrator shall be liable for any action or omission of any other member of the Administrator nor for any act or omission on the member's own part, excepting only the member's own wilful misconduct or gross negligence, arising out of or related to this Plan.  The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former member of the Administrator in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a member of the Administrator arising with respect to this Plan or administration thereof or out of membership on the Administrator or by the Company, or all or any combination of the preceding, provided, the member was acting in good faith, within what such member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders.  Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this Section 4.5 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a member of the Administrator, and the term "person" as used on this Section 4.5 shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

5. ELIGIBILITY

Except as otherwise provided, all types of Awards may be granted to Eligible Participants. An Eligible Participant who has been granted an Award may be, if he or she continues to be eligible, granted additional Awards.

6. AWARDS

Type of Awards

6.1 The Administrator is authorized to award any type of arrangement to an Eligible Participant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of:

(a) Shares, including unrestricted Shares;

(b) Options;

(c) SARs or similar rights with a fixed price at no less than a grant date Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions;

(d) any other security with the value derived from the value of the Shares, such as Restricted Stock and Restricted Stock Units;

(e) Deferred Stock Units;

(f) Dividend Equivalent Rights, as defined in Section 13; or

(g) any combination of the foregoing.

Designation of Award

6.2 Each type of Award shall be designated in the Award Agreement.  In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option.  Refer to Section 7.3(a) regarding exceeding the Incentive Stock Option threshold.

7. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT

Grant of Options

7.1 (a) One or more Options may be granted to any Eligible Participant.  Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Participants those individuals to whom Options under this Plan may be granted.  The Shares underlying a grant of an Option may be in the form of Restricted Stock or unrestricted Stock.

(b) Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options.  As soon as practicable after the Grant Date, the Company shall provide the Grantee with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

(c) The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

General Terms and Conditions

7.2 Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

(a) Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting.  The Award Agreement shall contain any such vesting schedule;

(b) Option Term.  Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than ten years after the Grant Date (five years in the case of an Incentive Stock Option when the Optionee beneficially owns more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (a "Ten Percent Stockholder"), as determined with reference to Rule 13d-3 of the Exchange Act), and shall be subject to earlier termination as hereinafter provided;

(c) Exercise Price. The exercise price of any Option shall be determined by the Administrator when the Option is granted, at such exercise price as may be determined by the Administrator in the Administrator's sole and absolute discretion; provided, however, that the exercise price may not be less than 100% of the Fair Market Value of the Shares on the Grant Date with respect to any Options which are granted and, provided further, that the exercise price of any Incentive Stock Option granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the Grant Date.  Payment for the Shares purchased shall be made in accordance with Section 16 of this Plan.  The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an option price in excess of the Fair Market Value on the Grant Date, to determine the terms and conditions of any Award granted under the Plan, including, but not limited to, the exercise price, grant price or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of the Award, based in each case on such considerations as the Committee in its sole discretion determines that is not inconsistent with any rule or regulation under any tax or securities laws or includes an alternative right that does not disqualify an Incentive Stock Option under applicable regulations;

(d) Method of Exercise.  Options may be exercised only by delivery to the Company of a stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Grantee), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Grantee's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased;

(e) Exercise After Certain Events.

(i) Termination of Continuous Services.

(A) Options.

(I) Termination of Continuous Services. If for any reason other than Disability or death, a Grantee terminates Continuous Services with the Company or a Subsidiary, vested Options held at the date of such termination may be exercised, in whole or in part, either (i) at any time within three months after the date of such termination, or (ii) during any lesser period as specified in the Award Agreement or (iii) during any lesser period as may be determined by the Administrator, in its sole and absolute discretion, prior to the date of such termination (but in no event after the earlier of (A) the expiration date of the Option as set forth in the Award Agreement and (B) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)).

(II) Continuation of Services as Consultant/Advisor. If a Grantee granted an Incentive Stock Option terminates employment but continues as a Consultant (no termination of Continuous Services), the Grantee need not exercise an Incentive Stock Option within either of the termination periods provided for immediately hereinabove but shall be entitled to exercise, in whole or in part, either (i) at any time within three months after the then date of termination of Continuous Services to the Company or a Subsidiary, or (ii) during any lesser period as specified in the Award Agreement or (iii) during any lesser period as may be determined by the Administrator, in its sole and absolute discretion, prior to the date of such then termination of Continuous Services to the Company or the Subsidiary (one year in the event of Disability or death) (but in no event after the earlier of (A) the expiration date of the Option as set forth in the Award Agreement and (B) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option)).  However, if the Grantee does not exercise within three months of termination of employment, pursuant to Section 422 of the Code the Option shall not qualify as an Incentive Stock Option.

(B) Disability and Death. If a Grantee becomes Disabled while rendering Continuous Services to the Company or a Subsidiary, or dies while employed by the Company or Subsidiary or within three months thereafter, vested Options then held may be exercised by the Grantee, the Grantee's personal representative, or by the person to whom the Option is transferred by the laws of descent and distribution, in whole or in part, at any time within one year after the termination because of the Disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the Option is an Incentive Stock Option).

Limitations on Grant of Incentive Stock Options

7.3 (a) Threshold. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares for which Incentive Stock Options may first become exercisable by any Grantee during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable by such Grantee under any other plan of the Company or any Parent or Subsidiary, shall not exceed $100,000.  For purposes of this Section 7.3(a), all Options in excess of the $100,000 threshold shall be treated as Non-Qualified Stock Options notwithstanding the designation as Incentive Stock Options.  For this purpose, Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

(b) Compliance with Section 422 of the Code. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

(c) Requirement of Employment. No Incentive Stock Option may be granted to any person who is not an Employee of the Company or a Parent or Subsidiary of the Company.

8. RESTRICTED STOCK AWARDS

Grant of Restricted Stock Awards

8.1 Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator. The restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award.  (Refer to Performance Goals, Section 14.4).  All awards of Restricted Stock shall be evidenced by Award Agreements.

Consideration

8.2 Restricted Stock may be issued in connection with:

(a) Services.  Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b) Purchase Price.  A purchase price, as specified in the Award Agreement related to such Restricted Stock, equal to not less than 100% of the Fair Market Value of the Shares underlying the Restricted Stock on the date of issuance.

Voting and Dividends

8.3 Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of vested Restricted Stock shall have the right to vote such Restricted Stock and the right to receive any dividends declared or paid with respect to such Restricted Stock. Holders of Restricted Stock which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such Restricted Stock.  The Administrator may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock.  All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

Forfeiture

8.4 In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy the restriction period or a performance objective during the applicable restriction period, any Restricted Stock that has not vested prior to the event of forfeiture shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to vote and receive dividends with respect to the Restricted Stock.

Certificates for Restricted Stock

8.5 Restricted Stock granted under this Plan may be evidenced in such manner as the Administrator shall determine, including by way of certificates.  The Administrator may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, (Refer to Escrow; Pledge of Shares, Section 23) or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under this Plan and the Award Agreement.

9. UNRESTRICTED STOCK AWARDS

Except as otherwise provided for in Section 21, the Administrator may, in its sole discretion, grant (or sell at not less than 100% of the Fair Market Value or such other higher purchase price determined by the Administrator in the Award Agreement) an Award of unrestricted Shares to any Grantee pursuant to which such Grantee may receive Shares free of any restrictions under this Plan. Holders of such Shares from an Award of Unrestricted Shares which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such Shares.

10. RESTRICTED STOCK UNITS

Grant of Restricted Stock Units

10.1 Subject to the terms and provisions of this Plan, the Administrator is authorized to make awards of Restricted Stock Units to any Eligible Participant in such amounts and subject to such terms and conditions as may be selected by the Administrator.  These restrictions may lapse separately or in combination at such times, under such circumstances, in such instalments, time-based or upon the satisfaction of performance goals or otherwise, as the Administrator determines at the time of the grant of the Award.  (Refer to Performance Goals, Section 14.4).  All awards of Restricted Stock Units shall be evidenced by Award Agreements.

Number of Restricted Stock Units

10.2 The Award Agreement shall specify the number of Share equivalent units granted and such other provisions as the Administrator determines.

Consideration

10.3 Restricted Stock Units may be issued in connection with:

(a) Services.  Services rendered to the Company or an Affiliate (i.e. bonus); and/or

(b) Purchase Price.  A purchase price as specified in the Award Agreement related to such Restricted Stock Units, equal to not less than 100% of the Fair Market Value of the Shares underlying the Restricted Stock Units on the date of issuance.

No Voting Rights

10.4 The holders of Restricted Stock Units shall have no rights as stockholders of the Company.

Dividends and Dividend Equivalency

10.5 The Administrator, in its sole and absolute discretion, may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Shares, a cash payment for each Restricted Stock Unit.  (Refer to Section 13, Dividend Equivalent Right).  Such Award Agreement may also provide that such cash payment shall be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a Share on the date that such dividend is paid.  Holders of Restricted Stock Units which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such Restricted Stock Units.

Creditor's Rights

10.6 A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company.  Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

Settlement of Restricted Stock Units

10.7 Each Restricted Stock Unit shall be paid and settled by the issuance of Restricted Stock or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a) a specific date or date determinable by a fixed schedule;

(b) upon the Eligible Participant's termination of Continuous Services to the extent the same constitutes a separation from services for purposes of Section 409A of the Code except that if an Eligible Participant is a "key employee" as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c) as a result of the Eligible Participant's death or Disability; or

(d) in connection with or as a result of a Change of Control in compliance with Section 409A of the Code.

Forfeiture

10.8 Upon failure to satisfy any requirement for settlement as set forth in the Award Agreement, including failure to satisfy any restriction period or performance objective, any Restricted Stock Units held by the Grantee shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety including but not limited to any right to receive dividends with respect to the Restricted Stock Units.

11. DIRECTOR SHARES AND DIRECTOR DEFERRED STOCK UNITS

Except as otherwise provided for in Section 21, the grant of Awards of Shares to Directors and the election by Directors to defer the receipt of the Awards of Shares (the "Deferred Stock Units") shall be governed by the provisions of Subpart A which is attached hereto.  The provisions of Subpart A are attached hereto as part of this Plan and are incorporated herein by reference.

12. STOCK APPRECIATION RIGHTS

Awards of SARs

12.1 A SAR is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with Section 12.4 below, for services rendered to the Company.  A SAR may be awarded pursuant to an Award Agreement that shall be in such form (which need not be the same for each Grantee) as the Administrator shall from time to time approve, and shall comply with and be subject to the terms and conditions of this Plan.  A SAR may vary from Grantee to Grantee and between groups of Grantees, and may be based upon performance objectives (Refer to Performance Goals in Section 14.4).

Term

12.2 The term of a SAR shall be set forth in the Award Agreement as determined by the Administrator, provided that the term of a SAR shall expire not later than ten years after the Grant Date of such SAR.

Exercise

12.3 A Grantee desiring to exercise a SAR shall give written notice of such exercise to the Company, which notice shall state the proportion of Shares and cash that the Grantee desires to receive pursuant to the SAR exercised, subject to the discretion of the Administrator.  Upon receipt of the notice from the Grantee, subject to the Administrator's election to pay cash as provided in Section 12.4 below, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 12.4 below.  The date the Company receives written notice of such exercise hereunder is referred to in this Section 12 as the "exercise date".

Number of Shares or Amount of Cash

12.4 Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares that may be issued pursuant to the exercise of a SAR shall be determined by dividing: (i) the total number of Shares as to which the SAR is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value of a Share on the date of grant of the SAR; by (ii) the Fair Market Value of a Share on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid.  In lieu of issuing Shares upon the exercise of a SAR, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the SAR.

Effect of Exercise

12.5 A partial exercise of a SAR shall not affect the right to exercise the remaining SAR from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the SAR.

Dividends

12.6 Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of vested SARs shall have the right to receive any dividends declared or paid with respect to such SARs.  Holders of SARs which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such SARs.  The Administrator may provide that any dividends paid on SARs must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such SARs.  All distributions, if any, received by a Grantee with respect to SARs as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

Forfeiture

12.7 In the case of an event of forfeiture pursuant to the Award Agreement, including failure to satisfy any restriction period or a performance objective, any SAR that has not vested prior to the date of termination shall automatically expire, and all of the rights, title and interest of the Grantee thereunder shall be forfeited in their entirety.

13. DIVIDEND EQUIVALENT RIGHT

A dividend equivalent right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the dividend equivalent right (or other Award to which it relates) if such Shares had been issued to and held by the recipient (a "Dividend Equivalent Right"). A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding Award.  The terms and conditions of a Dividend Equivalent Right shall be specified in the grant.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single instalment or instalments, all determined in the sole discretion of the Administrator.  A Dividend Equivalent Right granted as a component of another Award may not contain terms and conditions different from such other Award.

Subject to the following, a Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award; provided, however, that the holder of Dividend Equivalent Rights, including any Award of which it forms a component, which have not vested are not entitled to receive dividends, however, dividends may be accrued and paid upon vesting of such Dividend Equivalent Rights together with their related Awards if applicable.

14. TERMS AND CONDITIONS OF AWARDS

In General

14.1 Subject to the terms of the Plan and Applicable Laws, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

Term of Award

14.2 The term of each Award shall be the term stated in the Award Agreement.

Transferability

14.3 (a) Limits on Transfer. No Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, to a Grantee's spouse, former spouse or dependent pursuant to a court-approved domestic relations order which relates to the provision of child support, alimony payments or marital property rights or to the limited extent provided in this Section 14.3(a). All rights with respect to an Award granted to a Grantee shall be available during his or her lifetime only to the Grantee. Notwithstanding the foregoing, the Grantee may, in a manner specified by the Administrator, if the Administrator so permits, transfer an Award by bona fide gift and not for any consideration, to (i) a member or members of the Grantee's immediate family, (ii) a trust established for the exclusive benefit of the Grantee and or member(s) of the Grantee's immediate family, (iii) a partnership, limited liability company or other entity whose only members are the Grantee and/or member(s) of the Grantee's immediate family, or (iv) a foundation in which the Grantee and/or member(s) of the Grantee's immediate family control the management of the foundation's assets. Any such transfer shall be made in accordance with such procedures as the Administrator may specify from time to time.

(b) Beneficiaries. Notwithstanding Section 14.3(a), a Grantee may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Grantee and to receive any distribution with respect to any Award upon the Grantee's death. A beneficiary, legal guardian, legal representative or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Grantee, except to the extent the Plan and such Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If no beneficiary has been designated or survives the Grantee, payment shall be made to the Grantee's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Grantee at any time, provided the change or revocation is filed with the Administrator.

Performance Goals

14.4 In order to preserve the deductibility of an Award under Section 162(m) of the Code, the Administrator may determine that any Award granted pursuant to this Plan to a Grantee that is or is expected to become a Covered Employee shall be determined solely on the basis of (a) the achievement by the Company or Subsidiary of a specified target return, or target growth in return, on equity or assets, (b) the Company's stock price, (c) the Company's total stockholder return (stock price appreciation plus reinvested dividends) relative to a defined comparison group or target over a specific performance period, (d) the achievement by the Company or a Parent or Subsidiary, or a business unit of any such entity, of a specified target, or target growth in, net income, earnings per share, earnings before income and taxes, and earnings before income, taxes, depreciation and amortization, or (e) any combination of the goals set forth in (a) through (d) above.  If an Award is made on such basis, the Administrator shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Section 162(m) of the Code or the regulations thereunder but not later than 90 days after commencement of the period of services to which the performance goal relates), and the Administrator has the right for any reason to reduce (but not increase) the Award, notwithstanding the achievement of a specified goal.  Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Administrator in each case that the performance goals and any other material conditions were satisfied.

In addition, to the extent that Section 409A is applicable, (i) performance-based compensation shall also be contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months in which the Eligible Participant performs services and (ii) performance goals shall be established not later than 90 calendar days after the beginning of any performance period to which the performance goal relates, provided that the outcome is substantially uncertain at the time the criteria are established.

Acceleration and Lapse of Restrictions

14.5 The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and Section 14.7 in connection therewith), in the event of death or Disability, accelerate the time within which outstanding Awards may be exercised, provided that no outstanding unvested Awards shall vest prior to death or Disability.

The Administrator may, in its sole discretion (but subject to the limitations of and compliance with Section 409A of the Code and Section 14.7 in connection therewith), at any time (prior to, coincident with or subsequent to death or Disability) determine that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, as of such date as the Administrator may, in its sole discretion, declare.

The Administrator may discriminate among Grantees and among Awards granted to a Grantee in exercising its discretion pursuant to this Section 14.5.

Compliance with Section 162(m) of the Code

14.6 Notwithstanding any provision of this Plan to the contrary, if the Administrator determines that compliance with Section 162(m) of the Code is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Section 162(m) of the Code.  In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may make any adjustments it deems appropriate.

Compliance with Section 409A of the Code

14.7 Notwithstanding any provision of this Plan to the contrary, if any provision of this Plan or an Award Agreement contravenes any regulations or Treasury guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of this Plan or any Award Agreement shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code.  In addition, in the event that changes are made to Section 409A of the Code to permit greater flexibility with respect to any Award under this Plan, the Administrator may make any adjustments it deems appropriate.

Section 280G of the Code

14.8 Notwithstanding any other provision of this Plan to the contrary, unless expressly provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Grantee has a right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Code), all such payments shall be reduced to the largest amount that shall result in no portion being subject to the excise tax imposed by Section 4999 of the Code.

Dividends

14.9 Unless the Administrator in its sole and absolute discretion otherwise provides in an Award Agreement, holders of vested Awards shall have the right to receive any dividends declared or paid with respect to such Awards.  Holders of Awards which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such Awards.  The Administrator may provide that any dividends paid on Awards must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Awards.  All distributions, if any, received by a Grantee with respect to Awards as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

Exercise of Award Following Termination of Continuous Service

14.10 An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.  Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

Cancellation of Awards

14.11 In the event a Grantee's Continuous Services has been terminated for "Cause", he or she shall immediately forfeit all rights to any and all Awards outstanding.  The determination that termination was for Cause shall be final and conclusive.  In making its determination, the Board shall give the Grantee an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Grantee's behalf.  Should any provision to this Section 14.11. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 14, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

15. ADDITIONAL TERMS FOR SO LONG AS THE SHARES ARE LISTED ON A STOCK EXCHANGE

15.1 For so long as the Shares are listed on a stock exchange, and to the extent required by the rules of such stock exchange, the following terms and conditions shall apply to an Award in addition to those contained herein, as applicable:

(a) the exercise price of an Award must not be lower than 100% of the Fair Market Value (without discount) of the Shares on the stock exchange at the time the Award is granted;

(b) the number of securities issuable to Insiders, at any time, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the Company's total issued and outstanding Common Stock, unless the Company obtains Disinterested Stockholder Approval; and

(c) the number of securities issued to Insiders, within any one year period, under all of the Company's security based compensation arrangements (whether entered into prior to or subsequent to such listing), cannot exceed 10% of the issued and outstanding Common Stock, unless the Company obtains Disinterested Stockholder Approval.

16. PAYMENT FOR SHARE PURCHASES

Payment

16.1 Payment for Shares purchased pursuant to this Plan may be made:

(a) Cash. By cash, cashier's check or wire transfer or, at the discretion of the Administrator expressly for the Grantee and where permitted by law as follows:

(b) Surrender of Shares. If provided for in the Award Agreement, by surrender of shares of Common Stock of the Company that have been owned by the Grantee for more than six months, or lesser period if the surrender of shares is otherwise exempt from Section 16 of the Exchange Act, (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares);

(c) Deemed Net-Stock Exercise. If provided for in the Award Agreement, by forfeiture of Shares equal to the value of the exercise price pursuant to a "deemed net-stock exercise" by requiring the Grantee to accept that number of Shares determined in accordance with the following formula, rounded down to the nearest whole integer:

 where:

a  = net Shares to be issued to Grantee;

b  = number of Awards being exercised;

c  = Fair Market Value of a Share; and

d  = Exercise price of the Awards; or

(d) Broker-Assisted. By delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the exercise price and the amount of any required tax or other withholding obligations.

Combination of Methods

16.2 By any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

17. WITHHOLDING TAXES

Withholding Generally

17.1 Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to a deemed net-stock exercise, the Company may require the Grantee to remit to the Company an amount sufficient to satisfy the foreign, federal, state, provincial, or local income and employment tax withholding obligations, including, without limitation, on exercise of an Award.  When, under applicable tax laws, a Grantee incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Grantee or other person of an Award or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-Qualified Stock Option, the Company shall have the right to require such Grantee or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions.  Any such payment must be made promptly when the amount of such obligation becomes determinable.

Stock for Withholding

17.2 To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Grantee to satisfy his or her obligation to pay any withholding tax, in whole or in part, with Shares up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (i) directing the Company to apply Shares to which the Grantee is entitled as a result of the exercise of an Award, or (ii) delivering to the Company Shares that have been owned by the Grantee for more than six months, unless the delivery of Shares is otherwise exempt from Section 16 of the Exchange Act.  A Grantee who has made an election pursuant to this Section 17.2 may satisfy his or her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.  The Shares so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

18. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

In General

18.1 Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. The Administrator shall make the appropriate adjustments to (i) the maximum number and/or class of securities issuable under this Plan; and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Award in order to prevent the dilution or enlargement of benefits thereunder; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares. Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Company's Right to Effect Changes in Capitalization

18.2 The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise.

19. CORPORATE TRANSACTIONS/CHANGES IN CONTROL/RELATED ENTITY DISPOSITIONS

Company is Not the Survivor

19.1 Subject to Section 19.3 and except as may otherwise be provided in an Award Agreement, the Administrator shall have the authority, in its absolute discretion, exercisable either in advance of any actual or anticipated Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation, or at the time of an actual Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is not the surviving corporation (a) to cancel each outstanding in-the-money and vested Award upon payment in cash to the Grantee of the amount by which any cash and the Fair Market Value of any other property which the Grantee would have received as consideration for the Shares covered by the Award if the Award had been exercised before such Corporate Transaction, Change of Control or Related Entity Disposition exceeds the exercise price of the Award, or (b) to negotiate to have such Award assumed by the surviving corporation.  The determination as to whether the Company is the surviving corporation is at the sole and absolute discretion of the Administrator.

The Administrator shall also have the authority to condition any such Award's vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction, Change of Control or Related Entity Disposition.

Effective upon the consummation of a Corporate Transaction, Change of Control or Related Entity Disposition governed by this Section 19.1, all outstanding Awards under this Plan not exercised by the Grantee or assumed by the successor corporation shall terminate.

Company is the Survivor

19.2 In the event of a Corporate Transaction, Change of Control or Related Entity Disposition in which the Company is the surviving corporation, the Administrator shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised.  The Administrator shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.  Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result.

Change of Control

19.3 If there is a Change of Control, the Administrator may, without the consent or approval of any Eligible Participant, affect one or more of the following alternatives only, which may vary among individual Eligible Participants and which may vary among Awards held by any individual Eligible Participant: (i) provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Administrator determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Section 424(a) of the Code applies; (ii) subject to the restrictions contained in the paragraph immediately below, provide for acceleration of the vesting and exercisability of, or lapse of restrictions, in whole or in part, with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction; or (iii) subject to the restrictions contained in the paragraph immediately below, cancel any such Awards and to deliver to the Eligible Participants cash in an amount that the Administrator shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value of Shares on such date over the exercise price of such Award.

For the purposes of the alternatives set forth in paragraphs (i) and (ii) above only, and unless otherwise provided in the applicable Award Agreement, in the event of a Change of Control in which the successor company assumes or substitutes for an Award (or in which the Company is the ultimate parent corporation and continues the Award) and (i) the Grantee's employment with such successor company (or the Company) or a subsidiary thereof is terminated without Cause and (ii) that termination occurs within 12 months after such Change of Control (or such other period set forth in the Award Agreement), then:

(a) Awards outstanding as of the date of such Change of Control (or termination of Continuous Services, if later) will immediately vest upon the Change of Control (or termination of Continuing Services, if later), become fully exercisable, and may thereafter be exercised for two years (or the period of time set forth in the Award Agreement), or, if sooner, the expiration of the term of the Award; and

(b) the restrictions, limitations and other conditions applicable to Awards outstanding as of the Change of Control (or termination of Continuous Services, if later) shall lapse and the Awards shall become free of all restrictions, limitations and conditions and become fully vested.

For the purposes of this Section, Awards shall be considered assumed or substituted for if following the Change of Control the Award confers the right to purchase or receive, for each Share subject to the Award, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Administrator may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change of Control.  The determination of such substantial equality of value of consideration shall be made by the Administrator in its sole discretion and its determination shall be conclusive and binding.

Unless otherwise provided in the applicable Award Agreement, in the event of a Change of Control, to the extent the successor company does not assume or substitute for an Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then as of the Change of Control:

(i) those Awards outstanding as of the date of the Change of Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable;

(ii) restrictions, limitations and other conditions applicable to Awards that are not assumed or substituted for (or continued) shall lapse and the Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant; and

(iii) any Award subject to performance criteria shall be prorated based on the performance from the Award Date to the date of the Change of Control.  The proration shall be based upon the method set forth in the Award Agreements evidencing the applicable Awards, or if no method is specified, based upon the total number of days during the performance period prior to the Change of Control in relation to the total number of days during the performance period.

20. PRIVILEGES OF STOCK OWNERSHIP

No Grantee shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Grantee.  After Shares are issued to the Grantee, the Grantee shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Grantee may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock.  The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award.

21. RESTRICTION ON AND VESTING OF SHARES

The Administrator shall have the discretion to provide for accelerated exercisability or vesting of any Award in case of death or Disability.  The treatment of Awards in connection with a Change of Control shall be governed solely in accordance with Section 19 hereof.

In addition, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement that the Shares are subject to a right of first refusal or a right to repurchase by the Company at the Shares' Fair Market Value at the time of sale.  The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Award.

22. CERTIFICATES

All certificates for Shares or other securities delivered under this Plan shall be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

23. ESCROW; PLEDGE OF SHARES

To enforce any restrictions on a Grantee's Shares, the Administrator may require the Grantee to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates.

24. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

Compliance With Applicable Law

24.1 An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the Grant Date and also on the date of exercise or other issuance.  Notwithstanding any other provision in this Plan, the Company shall have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (ii) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable.  The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to this Plan and the exercise of Awards granted hereunder shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of this Plan or action by the Board or the Administrator does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board or the Administrator, and shall not affect the validity of this Plan.  In the event that Rule 16b-3 is revised or replaced, the Administrator may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

Investment Representation

24.2 As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

25. NO OBLIGATION TO EMPLOY

Nothing in this Plan or any Award granted under this Plan shall confer or be deemed to confer on any Grantee any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Grantee's employment or other relationship at any time, with or without Cause.

26. EFFECTIVE DATE AND TERM OF PLAN

The Plan will come into existence on the Effective Date. It shall continue in effect for a term of ten years unless sooner terminated.

27. STOCKHOLDER APPROVAL

This Plan shall be subject to approval by the stockholders of the Company within 12 months from the date the Plan is adopted by the Company's Board for any and all intended Incentive Stock Options granted hereunder.  Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.  The Administrator may grant Awards under this Plan prior to approval by the stockholders, however, until such approval is obtained, all Option Awards granted under this Plan shall be deemed Non-Qualified Stock Options.  In the event that stockholder approval is not obtained within the 12 month period provided above, all Incentive Stock Option Awards previously granted under this Plan shall be deemed Non-Qualified Stock Options.

28. AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN OR AWARDS

The Board may amend, suspend or terminate this Plan at any time and for any reason.  To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.  Stockholder approval shall be required for the following types of amendments to this Plan: (i) any change to those persons who are entitled to become participants under the Plan which would have the potential of broadening or increasing Insider participation; or (ii) the addition of any form of financial assistance or amendment to a financial assistance provision which is more favourable to Grantees.

Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by this Plan or by law.  No Award may be granted during any suspension of this Plan or after termination of this Plan.

Any amendment, suspension or termination of this Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.  At any time and from time to time, the Administrator may amend, modify, or terminate any outstanding Award or Award Agreement without approval of the Grantee; provided, however, that subject to the applicable Award Agreement, no such amendment, modification or termination shall, without the Grantee's consent, reduce or diminish the value of such Award determined as if the Award had been exercised, vested, cashed in or otherwise settled on the date of such amendment or termination.

Notwithstanding any provision herein to the contrary, the Administrator shall have broad authority to amend this Plan or any outstanding Award under this Plan without approval of the Grantee to the extent necessary or desirable: (i) to comply with, or take into account changes in, applicable tax laws, securities laws, accounting rules and other applicable laws, rules and regulations; or (ii) to ensure that an Award is not subject to interest and penalties under Section 409A of the Code or the excise tax imposed by Section 4999 of the Code.

Further, notwithstanding any provision herein to the contrary, and subject to Applicable Law, the Administrator may, in its absolute discretion, amend or modify this Plan: (i) to make amendments which are of a "housekeeping" or clerical nature; (ii) to change the termination provision of an Award granted hereunder, as applicable, which does not entail an extension beyond the original expiry date or the acceleration of such Award; and (iii) the addition of a cashless exercise feature, payable in cash or securities, which provides for a full deduction of the number of underlying securities from the Maximum Number.

29. RESERVATION OF SHARES

The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued; supplied to the Plan through acquisitions of Shares on the open market; or Shares forfeited back to the Plan.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

30. BUYOUT OF AWARDS

Subject to Section 4.2 hereof, the Administrator may at any time buy from a Grantee an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Grantee may agree.

31. APPLICABLE TRADING POLICY

The Administrator and each Eligible Participant will ensure that all actions taken and decisions made by the Administrator or an Eligible Participant, as the case may be, pursuant to this Plan comply with any Applicable Laws and policies of the Company relating to insider trading or "blackout" periods.

32. GOVERNING LAW

The Plan shall be governed by the laws of the State of Delaware; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

33. MISCELLANEOUS

Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

__________

SUBPART A

STOCK AND DEFERRED STOCK UNITS FOR ELIGIBLE DIRECTORS

A. Stock Award. The Administrator shall pay Eligible Remuneration to each Director pursuant to an Award Agreement.

B. Election. Further, the Administrator may, in its sole discretion, permit each Eligible Director to receive all or any portion of his Eligible Remuneration during the Remuneration Period in the form of Deferred Stock Units under this Plan (an "Election").  All deferrals pursuant to such an Election shall be evidenced by an Award Agreement.

 For purposes of this Subpart A, the following definitions shall apply:

"Annual Retainer" for a particular Director means the retainer (including any additional amounts payable for serving as lead Director or on any committee of the Board), payable to that Director for serving as a Director for the relevant Remuneration Period, as determined by the Board;

"Attendance Fee" means amounts payable annually to a Director as a Board meeting attendance fee or a committee meeting attendance fee, or any portion thereof;

"Canadian Director" means a Director who is a resident of Canada for the purposes of the Canadian Tax Act, and whose income from employment by the Company or Related Entity is subject to Canadian income tax, notwithstanding any provision of the Canada-United States Income Tax Convention (1980), as amended;

"Canadian Tax Act" and "Canadian Tax Regulations" means respectively the Income Tax Act (Canada), as amended and the Income Tax Regulation promulgated thereunder, as amended;

"Deferred Stock Unit" means a right granted by the Company to an Eligible Director to receive, on a deferred payment basis, Shares under this Plan;

"Eligible Director" is any Director of this Company or Related Entity that the Administrator determines is eligible to elect to receive Deferred Stock Units under this Plan;

"Eligible Remuneration" means all amounts payable to an Eligible Director in Shares, including all or part of amounts payable in satisfaction of the Annual Retainer, Attendance Fees or any other fees relating to service on the Board which are payable to an Eligible Director or in satisfaction of rights or property surrendered by an Eligible Director to the Company; it being understood that the amount of Eligible Remuneration payable to any Eligible Director may be calculated by the Administrator in a different manner than Eligible Remuneration payable to another Eligible Director in its sole and absolute discretion;

"Prescribed Plan or Arrangement" means a prescribed plan or arrangement as defined in s.6801(d) of the Canadian Tax Regulation;

"Remuneration Period" means, as applicable, (a) the period commencing on the Effective Date of this Plan and ending on the last day of the calendar year in which the Effective Date occurs; and (b) thereafter each subsequent calendar year, or where the context requires, any portion of such period; and

"Salary Deferral Arrangement" means a salary deferral arrangement as defined in the Canadian Tax Act.

1. Election. An Eligible Director who desires to defer receipt of all or a portion of his or her Eligible Remuneration in any calendar year shall make such election in writing to the Company specifying:

(a) the dollar amount or percentage of Eligible Remuneration to be deferred; and

(b) the deferral period.

 Otherwise, such election must be made before the first day of the calendar year in which the Eligible Remuneration shall be payable, however a newly appointed Eligible Director shall be eligible to defer payment of future Eligible Remuneration by providing written election to the Company within 30 calendar days of his or her appointment to the Board of Directors.  The elections made pursuant to this Section shall be irrevocable with respect to Eligible Remuneration to which such elections pertain and shall also apply to subsequent Eligible Remuneration payable in future calendar years unless such Eligible Director notifies the Company in writing, before the first day of the applicable calendar year, that he or she desires to change such election.

 If the Eligible Director does not timely deliver an election in respect of a particular Remuneration Period, the Eligible Director will receive the Eligible Remuneration as provided for in the Award Agreement.

2. Determination of Deferred Stock Units. The Company will maintain a separate account for each Eligible Director to which it will quarterly credit at the end of March, June, September and December, or as otherwise determined by the Administrator, the Deferred Stock Units granted to the Eligible Director for the relevant Remuneration Period.  The number of Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) to be credited to an account for an Eligible Director will be determined on the date approved by the Administrator by dividing the appropriate amount of Eligible Remuneration to be deferred into Deferred Stock Units by the Fair Market Value on that date.

3. No Voting Rights. The holders of Deferred Stock Units shall have no rights as stockholders of the Company.

4. Dividends and Dividend Equivalency. The Company will, on any date on which a cash or stock dividend is paid on its outstanding Shares, credit to each Eligible Director's account that number of additional Deferred Stock Units (including fractional Deferred Stock Units, computed to three digits) calculated by (i) multiplying the amount of the dividend per Share by the number of Deferred Stock Units in the account as of the record date for payment of the dividend, and (ii) dividing the amount obtained by the Fair Market Value on the date on which the dividend is paid.  (See Section 13 of the Plan, Dividend Equivalent Right).  Holders of Deferred Stock Units which have not yet vested are not entitled to receive dividends, however, dividends may be accrued and paid upon the vesting of such Deferred Stock Units.

5. Eligible Director's Account.  A written confirmation of the balance in each Eligible Directors' Account will be sent by the Company to the Eligible Director upon request of the Eligible Director.

6. Creditor's Rights. A holder of Deferred Stock Units shall have no rights other than those of a general creditor of the Company.  Deferred Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and condition of the applicable Award Agreement.

7. Settlement of Deferred Stock Units. Subject to Section 8, each Deferred Stock Unit shall be paid and settled by the issuance of Restricted or unrestricted Shares in accordance with the Award Agreement and if such settlement is subject to Section 409A of the Code only upon any one or more of the following as provided for in the Award Agreement:

(a) a specific date or date determinable by a fixed schedule;

(b) upon the Eligible Director's termination of Continuous Services to the extent the same constitutes a separation from services for the purposes of Section 409A of the Code except that if an Eligible Director is a "key employee" as defined in Section 409A of the Code for such purposes, then payment or settlement shall occur 6 months following such separation of service;

(c) as a result of the Eligible Director's death or Disability; or

(d) in connection with or as a result of a Change of Control in compliance with 409A of the Code.

 The Company will issue one Share for each whole Deferred Stock Unit credited to the Eligible Director's account (net of any applicable withholding tax as provided for in this Plan).  Such payment shall be made by the Company as soon as reasonably possible following the settlement date.  Fractional Shares shall not be issued, and where the Eligible Director would be entitled to receive a fractional Shares in respect of any fractional Deferred Stock Unit, the Company shall pay to such Eligible Director, in lieu of such fractional Shares, cash equal to the Fair Market Value of such fractional Shares calculated as of the day before such payment is made, net of any applicable withholding tax.

8. Canadian Directors.  If a Deferred Stock Unit granted to an Eligible Director who is a Canadian Director would otherwise constitute a Salary Deferred Arrangement, the Award Agreement pertaining to that Deferred Stock Unit shall contain such other or additional terms as will cause the Deferred Stock Unit to be a Prescribed Plan or Arrangement.

9. Issuance of Stock Certificates. A stock certificate or certificates shall be registered and issued in the name of the holder of Deferred Stock Units and delivered to such holder as soon as practicable after such Deferred Stock Units have become payable or satisfied in accordance with the terms of the Plan.

10. Non-Exclusivity.  Nothing in this Subpart A shall prohibit the Administrator from making discretionary Awards to Eligible Directors pursuant to the other provisions of this Plan or outside this Plan, not otherwise inconsistent with these provisions.

11. Defined Terms.  Capitalized terms used in this Subpart A and not defined herein have the meaning given in the Plan.

__________

SCAN TO
VIEW MATERIALS & VOTE

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T04883-P58799

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

STARFIGHTERS SPACE, INC.

the Board of Directors recommends you vote "For" each of the following proposals:

1. Elect the following as directors:

Nominees:	For	Withhold
1a. Tim Franta	☐	☐
1b. Sean Bromley	☐	☐
1c. Brian Goldmeier	☐	☐
1d. Geoffrey P. Hickman	☐	☐

	For	Against	Abstain
2. To ratify the appointment of CBIZ CPAs P.C., as the Company's independent registered public accounting firm.	☐	☐	☐
3. To approve the Company's new 2026 Stock Incentive Plan, as more particularly described in the Schedule 14A - Proxy Statement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, and Annual Report to Security Holders available at www.proxyvote.com.

T04884-P58799

STARFIGHTERS SPACE, INC.
ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 17, 2026, 10:00 A.M. (PACIFIC TIME)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoint(s) Mr. Sean Bromley, the Chairman of the Board, and Mr. Michael Shannon (legal counsel to the Company), or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side all of the shares of Common Stock of Starfighters Space, Inc. held of record by the undersigned stockholder(s) on October 27, 2026, at the Annual Meeting of Stockholders to be held at 10:00 a.m. (Pacific Time), on December 17, 2026, at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7, Canada, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be signed on Reverse Side)